THIRD AMENDED AND RESTATED
                          WAREHOUSING CREDIT AGREEMENT

                                      AMONG

                               TEC ACQUISUB, INC.

                                       And

                           THE LENDERS LISTED HEREIN,

                                       and

                           FIRST UNION NATIONAL BANK,
                                    as Agent






                                December 15, 1998

SECTION 1.                 DEFINITIONS.................................1

         1.1      .......................................Defined Terms 1

         1.2      ...................................Accounting Terms 17

         1.3      ....................................    Other Terms 17

         1.4      .............................Schedules and Exhibits 18

SECTION 2.                 AMOUNT AND TERMS OF CREDIT.................18

         2.1      .................................Commitment to Lend 18

                  2.1.1    ......................  Revolving Facility 18

                           (a)      .............Facility Commitments 18

                  2.1.2    ...................................Funding 20

                  2.1.3    ..................Utilization of the Loans 20

         2.2      ...........................Repayment and Prepayment 20

                  2.2.1    .................................Repayment 20

                  2.2.2    ......................Voluntary Prepayment 20

                  2.2.3    .....................Mandatory Prepayments 20

         2.3      ....Calculation of Interest; Post-Maturity Interest 21

         2.4      .................................Manner of Payments 22

         2.5      .......................Payment on Non-Business Days 22

         2.6      ............................Application of Payments 22

         2.7      ...............Procedure for the Borrowing of Loans 22

                  2.7.1    .......................Notice of Borrowing 22

                  2.7.2    ............ Unavailability of LIBOR Loans 23

         2.8      ..............Conversion and Continuation Elections 23

                  2.8.1    ..................................Election 23

                  2.8.2    ......................Notice of Conversion 23

                  2.8.3    ...........................Interest Period 23

                  2.8.4    .............Unavailability of LIBOR Loans 24

         2.9      ......Discretion of Lenders as to Manner of Funding 24

         2.10     ...........................Distribution of Payments 24

         2.11    Agent's Right to Assume Funds Available for Advances 24

         2.12    Agent's Right to Assume Payments Will be Made by Borrower 24

         2.13     ...............................Capital Requirements 25

         2.14     ...................................Taxes 25

                  2.14.1   ..........................No Deductions 25

                  2.14.2   ..........................Miscellaneous Taxes 25

                  2.14.3   ..........................Indemnity 25

                  2.14.4   ..........................Required Deductions 26

                  2.14.5   ..........................Evidence of Payment 26

                  2.14.6   ..........................Foreign Persons 26

                  2.14.7   ..........................Income Taxes 27

                  2.14.8   ..........................Reimbursement of Costs 27

                  2.14.9   ..........................Jurisdiction 27

         2.15     ...................................Illegality 27

                  2.15.1   ..........................LIBOR Loans 27

                  2.15.2   ..........................Prepayment 28

                  2.15.3   ..........................Prime Rate Borrowing 28

         2.16     ...................................Increased Costs 28

         2.17     ............................Inability to Determine Rates 28

         2.18     ...............................Prepayment of LIBOR Loans 28

SECTION 3.                 CONDITIONS PRECEDENT......29

         3.1      ......................   Effectiveness of this Agreement 29

                  3.1.1    ................Corporate Documents 29

                  3.1.2    ................Notes 29

                  3.1.3    ................Security Documents 29

                  3.1.4    ................Opinion of Counsel 29

                  3.1.5    ................Reaffirmation of Guaranty 30

                  3.1.6    ................Growth Fund Agreement 30

                  3.1.7    ................Bringdown Certificate 30

                  3.1.8    ................Fees 30

                  3.1.9    ................Other Documents 30

         3.2      .........................All Loans 30

                  3.2.1    ................Notice of Borrowing 30

                  3.2.2    ................Invoices 30

                  3.2.3    ................Title to Equipment 30

                  3.2.4    ................Approval of Loan 31

                  3.2.5    ................Leases 31

                  3.2.6    ................No Event of Default 31

                  3.2.7    ................Officer's Certificate 31

                  3.2.8    ................Officer's Certificate - Leases 31

                  3.2.9    ................Insurance 32

                  3.2.10   ................Warranty of TEC AcquiSub 32

                  3.2.11   ................Other Instruments 32

         3.3      .........................Further Conditions to All Loans 33

                  3.3.1    ................General Partner or Manager 33

                  3.3.2    ............Removal of General Partner or Manager 33

                  3.3.3    ................Cash Balances 33

                  3.3.4    ................Purchaser 33

SECTION 4.   BORROWER'S REPRESENTATIONS AND WARRANTIES..........33

         4.1      .........................Existence and Power 33

         4.2      ...Loan Documents and Note Authorized; Binding Obligations 33

         4.3      .........................No Conflict; Legal Compliance 34

         4.4      .........................Financial Condition 34

         4.5      .........................Executive Offices 34

         4.6      .........................Litigation 34

         4.7      .........................Material Contracts 34

         4.8      .........................Consents and Approvals 34

         4.9      .........................Other Agreements 35

         4.10     .........................Employment and Labor Agreements 35

         4.11     .........................ERISA 35

         4.12     .........................Labor Matters 35

         4.13     .........................Margin Regulations 35

         4.14     .........................Taxes 35

         4.15     .........................Environmental Quality 36

         4.16     Trademarks, Patents, Copyrights, Franchises and Licenses 36

         4.17     .........................Full Disclosure 36

         4.18     .........................Other Regulations 36

         4.19     .........................Solvency. 37

         4.20     .........................Year 2000 37

         4.21     ..........Survival of Representations and Warranties 37

SECTION 5.                 BORROWER'S AFFIRMATIVE COVENANTS......37
         5.1      .........................Records and Reports 37

                  5.1.1    ................Quarterly Statements 37

                  5.1.2    ................Annual Statements 37

                  5.1.3    ................Borrowing Base Certificate 38

                  5.1.4    ................Compliance Certificate 38

                  5.1.5    ................Reports 38

                  5.1.6    ................Insurance Reports 38

                  5.1.7    ................Certificate of Responsible Officer 38

                  5.1.8    ................Employee Benefit Plans 39

                  5.1.9    ................ERISA Notices 39

                  5.1.10   ................Pension Plans 39

                  5.1.11   ................SEC Reports 39

                  5.1.12   ................Tax Returns 39

                  5.1.13   ................Additional Information 39

         5.2      .........................Existence; Compliance with Law 40

         5.3      .........................Insurance 40

         5.4      .........................Taxes and Other Liabilities 40

         5.5      .........................Inspection Rights; Assistance 41

         5.6      Maintenance of Facilities; Modifications;
                  Performance of Leases 41

                  5.6.1    ................Maintenance of Facilities 41

                  5.6.2    ...........Certain Modifications to the Equipment 41

                  5.6.3    ................Performance of Leases 41

         5.7      .........................Supplemental Disclosure 41

         5.8      .........................Further Assurances 41

         5.9      .........................Lockbox 42

         5.10     .........................Environmental Laws 42

         5.11     .........................Equipment Purchase Agreement 42

SECTION 6.                 BORROWER'S NEGATIVE COVENANTS.........42

         6.1      ................Liens; Negative Pledges; and Encumbrances 42

         6.2      .........................Acquisitions 43

         6.3      .........................Limitations on Indebtedness 43

         6.4      .........................Use of Proceeds 43

         6.5      .........................Disposition of Assets 43

         6.6      .........................Restricted Payments 43

         6.7      .........................Restriction on Fundamental Changes 44

         6.8      .........................Transactions with Affiliates 44

         6.9      .........................No Loans to Affiliates 44

         6.10     .........................No Investment 44

         6.11     .........................Maintenance of Business 44

         6.12     .........................No Modification to Leases 44

         6.13     .........................No Subsidiaries 44

         6.14     .........................Amendments of Charter Documents 44

         6.15     .........................Events of Default 44

         6.16     .........................ERISA 45

         6.17     .........................No Use of Any Lender's Name 45

         6.18     .........................Certain Accounting Changes 45

SECTION 7.                 FINANCIAL COVENANTS OF BORROWER.......45

         7.1      ..................Minimum Consolidated Tangible Net Worth 46

SECTION 8.                 EVENTS OF DEFAULT AND REMEDIES........46

         8.1      .........................Events of Default 46

                  8.1.1    ................Failure to Make Payments 46

                  8.1.2    ................Other Agreements 46

                  8.1.3    ................Breach of Covenants 46

                  8.1.4    ..........Breach of Representations or Warranties 46

                  8.1.5    ................Failure to Cure 47

                  8.1.6    ................Insolvency 47

                  8.1.7    ................Bankruptcy Proceedings 47

                  8.1.8    ................Material Adverse Effect 47

                  8.1.9    ................Judgments, Writs and Attachments 47

                  8.1.10   ................Legal Obligations 48

                  8.1.11   ................Growth Fund Agreement 48

                  8.1.12   ................Board of Directors 48

                  8.1.13   ................Criminal Proceedings 48

                  8.1.14   ................Action by Governmental Authority 48

                  8.1.15   ................Governmental Decrees 48

         8.2      .........................Waiver of Default 49

         8.3      .........................Remedies 49

         8.4      .........................Set-Off 49

         8.5      .........................Rights and Remedies Cumulative 50

SECTION 9.                 AGENT...........50

         9.1      .........................Appointment 50

         9.2      .........................Delegation of Duties 51

         9.3      .........................Exculpatory Provisions 51

         9.4      .........................Reliance by Agent 51

         9.5      .........................Notice of Default 51

         9.6      .................Non-Reliance on Agent and Other Lenders 52

         9.7      .........................Indemnification 52

         9.8      .........................Agent in Its Individual Capacity 52

         9.9      ...........Resignation and Appointment of Successor Agent 53

SECTION 10.                EXPENSES AND INDEMNITIES..........53

         10.1     .........................Expenses 53

         10.2     .........................Indemnification 54

                  10.2.1   ................General Indemnity 54

                  10.2.2   ................Environmental Indemnity 54

                  10.2.3   ................Survival; Defense 55

SECTION 11.                MISCELLANEOUS...55

         11.1     .........................Survival 55

         11.2     .........................No Waiver by Agent or Lenders 55

         11.3     .........................Notices 55

         11.4     .........................Headings 55

         11.5     .........................Severability 55

         11.6     .....Entire Agreement; Construction;
                                 Amendments and Waivers 56

         11.7     .........................Reliance by Lenders 56

         11.8     .........................Marshaling; Payments Set Aside 56

         11.9     .........................No Set-Offs by Borrower 57

         11.10    .........................Binding Effect, Assignment 57

         11.11    .........................Counterparts 58

         11.12    .........................Equitable Relief 58

         11.13    .....Written Notice of Claims; Claims Bar 58

         11.14    .........................Waiver of Punitive Damages 59

         11.15    .........................Governing Law 59

         11.16    .........................Waiver of Jury Trial 59

                           THIRD AMENDED AND RESTATED
                          WAREHOUSING CREDIT AGREEMENT


         THIS THIRD AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT is entered into as of December 15, 1998, by and between TEC ACQUISUB, INC., a California special purpose corporation ("Borrower"), the banks, financial institutions, institutional lenders from time to time party hereto and defined as Lenders herein and FIRST UNION NATIONAL BANK ("FUNB"), not in its individual capacity, but solely as Agent. This Agreement amends, restates and supersedes the TEC AcquiSub Agreement (as defined below).

                                    RECITALS

         A. Borrower, Lenders and Agent, entered into that Second Amended and Restated Warehousing Credit Agreement dated as of December 2, 1997, as amended (as so amended, the "TEC AcquiSub Agreement"), pursuant to which Lenders have agreed to extend and make available to Borrower certain advances of credit.

         B. Borrower and the Lenders desire to amend and restate the TEC AcquiSub Agreement as set forth herein.

         C. Lenders have agreed to make such credit available to Borrower, but only upon the terms and subject to the conditions hereinafter set forth and in reliance on the representations and warranties set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants hereinafter set forth, and intending to be legally bound, the parties hereto agree as follows:

SECTION 1.                 DEFINITIONS.

     1.1 Defined Terms. As used herein, the following terms have the following meanings:

         "Acquisition" means any transaction, or any series of related transactions, by which Borrower directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person or any division thereof, whether through a purchase of assets, merger or otherwise, or (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority of the stock of a corporation having ordinary voting power for the election of directors, or (c) acquires control of at least a majority of the ownership interests in any partnership or joint venture.

         "Adjusted LIBOR" means, for each Interest Period in respect of LIBOR Loans, an interest rate per annum (rounded upward to the nearest 1/16th of one percent (0.0625%)) determined pursuant to the following formula:

[GRAPHIC OMITTED]The Adjusted LIBOR shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Advance" means any Advance made or to be made by any Lender to Borrower as set forth in Section 2.1.1.

         "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, through one or more intermediaries, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5.0%) or more of the stock having ordinary voting power in the election of directors of such Person or of the ownership interests in any partnership or joint venture, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, or (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case shall any Lender or Agent be deemed to be an Affiliate of Borrower for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "Agent" means FUNB solely when acting in its capacity as the Agent under this Agreement or any of the other Loan Documents, and any successor Agent.

         "Agent's Side Letter" means the side letter agreement dated December 15, 1998, by and among Borrower, AFG, each of the Growth Funds and Agent.

         "Agreement" means this Third Amended and Restated Warehousing Credit Agreement dated as of December 15, 1998, including all amendments, modifications and supplements hereto, renewals, extensions or restatements hereof, and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect from time to time.

         "Aircraft" means any corporate, commuter, or commercial aircraft or helicopters, with modifications (as applicable) and replacement or spare parts used in connection therewith, including, without limitation, engines, rotables and propellers, and any engines, rotables or propellers used on a stand-alone basis.

         "Applicable Margin" means:

                  (a) with respect to Prime Rate Loans,  zero  percent  (0.00%);
and

                  (b) with respect to LIBOR Loans, one and five-eighths percent (1.625%).

         "Assignment  And  Acceptance"  has the  meaning  set  forth in  Section
11.10.2.

         "Bankruptcy Code" means the Bankruptcy Code of 1978, as amended, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as the same may be in effect from time to time.

         "Borrower" has the meaning set forth in the Preamble.

         "Borrowing Base" means, as at and for any date of determination, an amount not to exceed the lesser of:

                  (a) an amount equal to eighty percent (80.0%) of the aggregate Invoice Price of all Eligible Inventory then owned of record by Borrower or any Marine Subsidiary or of record by an Owner Trustee for the beneficial interest of Borrower or any Marine Subsidiary (provided, however, that there shall be excluded from this clause (a) the aggregate Invoice Price of all items of Eligible Inventory subject to a Lease under which any applicable lease or rental payment is more than ninety (90) days past due), computed (1) with respect to any requested Loan, as of the requested Funding Date (and shall include the item(s) of Eligible Inventory to be acquired with the proceeds of the requested
Loan), and (2) with respect to the delivery of any monthly Borrowing Base Certificate to be furnished pursuant to Section 5.1.3, as of the last day of the calendar month for which such Borrowing Base Certificate is furnished (provided that if any portion of Borrower's, such Marine Subsidiary's or such Owner Trustee's ownership interest in any such item of Eligible Inventory is sold or assigned to one or more of the Equipment Growth Funds such that Borrower, such Marine Subsidiary or such Owner Trustee continues to retain less than the entire record or beneficial ownership interest therein, then for the purpose of computing the Borrowing Base under this clause (a), the Invoice Price of such item of Eligible Inventory shall be deemed to be equal to Borrower's or such Marine Subsidiary's ratable portion of the Invoice Price of such item of Eligible Inventory); or

                  (b) an amount equal to one hundred percent (100.0%) of the unrestricted cash available for purchase of Equipment by Equipment Growth Funds, computed (x) with respect to any requested Loan, as of the requested Funding Date (and shall include the aggregate Invoice Price of all item(s) of Eligible Inventory to be acquired with the proceeds of the requested Loan), and (y) with respect to the delivery of any monthly Borrowing Base Certificate to be furnished pursuant to Section 5.1.3, as of the last day of the calendar month for which such Borrowing Base Certificate is furnished (provided, that for the purpose of computing the Borrowing Base, in the event that Borrower, any Marine Subsidiary or any Owner Trustee shall own less than one hundred percent (100.0%) of the record or beneficial interests in any item of Equipment, with one or more of the other Equipment Growth Funds owning of record or beneficially the remaining interests, there shall be included only Borrower's, such Marine
Subsidiary's or such Owner Trustee's, as the case may be, ratable interest in such item of Equipment).

         "Borrowing Base Certificate" means a certificate with appropriate insertions setting forth the components of the Borrowing Base as of the last day of the month for which such certificate is submitted or as of a requested Funding Date, as the case may be, which certificate shall be substantially in the form set forth in Exhibit B and certified by a Responsible Officer of Borrower.

         "Business Day" means any day which is not a Saturday, Sunday or a legal holiday under the laws of the States of California or North Carolina or is not a day on which banking institutions located in the States of California or North Carolina are authorized or permitted by law or other governmental action to close and, with respect to LIBOR Loans, means any day on which dealings in foreign currencies and exchanges may be carried on by Agent and Lenders in the London interbank market.

         "Casualty Loss" means any of the following events with respect to any item of Eligible Inventory: (a) the actual total loss or compromised total loss of such item of Eligible Inventory; (b) such item of Eligible Inventory shall become lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever; (c) the seizure of such item of Eligible Inventory for a period exceeding sixty (60) days or the condemnation or confiscation of such item of Eligible Inventory; or (d) such item of Eligible Inventory shall be deemed under its lease to have suffered a casualty loss as to the entire item of Eligible Inventory.

         "Charges" means all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (a) the Loans hereunder, (b) Borrower's employees, payroll, income or gross receipts, (c) Borrower's ownership or use of any of its Properties or assets or (d) any other aspect of Borrower's business.

         "Closing" means the time at which each of the conditions precedent set forth in Section 3 to the making of the first Loan hereunder shall have been duly fulfilled or satisfied by Borrower.

         "Closing Date" means the date on which Closing occurs.

         "Code" means the Internal Revenue Code of 1986, as amended, the Treasury Regulations adopted thereunder and the Treasury Regulations proposed thereunder (to the extent Requisite Lenders, in their sole discretion, reasonably determine that such proposed regulations set forth the regulations that apply in the circumstances), as the same may be in effect from time to time.

         "Collateral" means the Collateral described in the Security Agreement.

         "Commitment" means with respect to each Lender the amounts set forth on Schedule A and "Commitments" means all such amounts collectively, as each may be amended from time to time upon the execution and delivery of an instrument of assignment pursuant to Section 11.10, which amendments shall be evidenced on
Schedule 1.1.

         "Commitment Termination Date" means December 14, 1999.

         "Compliance Certificate" means a certificate signed by a Responsible Officer of Borrower, substantially in the form set forth in Exhibit C, with such changes therein as the Requisite Lenders may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof.

         "Consolidated Funded Debt" means for any Person, as measured at any date of determination on a consolidated basis, the total amount of all interest bearing obligations (including Indebtedness for borrowed money), capital lease obligations as a lessee and the stated amount of all issued and undrawn letters of credit.

         "Consolidated   Intangible   Assets"   means  for  any  Person,   on  a
consolidated basis, as at any date of determination, all intangible assets of such Person, as determined and computed in accordance with GAAP.

         "Consolidated Net Worth" means, on a consolidated basis, as at any date
of  determination,   the  difference  between   Consolidated  Total  Assets  and
Consolidated Total Liabilities.

         "Consolidated   Tangible   Net  Worth"   means,   as  at  any  date  of
determination, the difference between Consolidated Net Worth and Consolidated Intangible Assets.

         "Consolidated Total Assets" means for any Person, on a consolidated basis, as at any date of determination, all assets of such Person, as determined and computed in accordance with GAAP.

         "Consolidated   Total   Liabilities"   means  for  any  Person,   on  a
consolidated basis, as at any date of determination, all liabilities of such Person, as determined and computed in accordance with GAAP.

         "Contingent Obligation" means, as to any Person, (a) any Guaranty Obligation of that Person and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person, (i) in respect of any letter of credit or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, (ii) with respect to the Indebtedness of any partnership or joint venture of which such Person is a partner or a joint venturer, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iv) in respect of any interest rate protection contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to clause
(b)(iv) of this definition, be marked to market on a current basis.

         "Default Rate" has the meaning set forth in Section 2.3.

         "Designated Deposit Account" means a demand deposit account maintained by Borrower with FUNB designated by written notice from Borrower to Agent.

         "Dollars" and the sign "$" means lawful money of the United States of America.

         "Effective Amount" means with respect to any Loans on any date, the aggregate outstanding principal amount thereof after giving effect to any borrowing and prepayments or repayments thereof occurring on such date.

         "EGF"  means  PLM   Equipment   Growth  Fund,   a  California   limited
partnership.

         "EGF II" means PLM Equipment Growth Fund II, a California limited partnership.

         "EGF III" means PLM Equipment Growth Fund III, a California limited partnership.

         "EGF IV" means PLM Equipment Growth Fund IV, a California limited partnership.

         "EGF V" means PLM Equipment Growth Fund V, a California limited partnership.

         "EGF VI" means PLM Equipment Growth Fund VI, a California limited partnership.

         "EGF VII" means PLM Equipment Growth & Income Fund VII, a California limited partnership.

         "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development ("OECD"), or a political subdivision of any such country; provided, however, that such bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD or the Cayman Islands; (c) the central bank of any country which is a member of the OECD; (d) an insurance company organized under the laws of the United States; (e) a commercial finance company, mutual or other investment fund, lease financing company or other institutional investor (whether a corporation, partnership, trust or other entity) that is engaged in making, purchasing or otherwise investing in commercial loans in the ordinary course of its business, provided that such Person is an "accredited investo
 (as defined in Regulation D under the Securities Act of 1933, as amended); (f) any Lender party to this Agreement; (g) any Lender Affiliate and (h) any other Person approved be Agent and Borrower, such approval not to be unreasonably withheld; provided, however, that (i) Borrower's approval shall not be required so long as an Event of Default has occurred and is continuing and (ii) an Affiliate of Borrower shall not qualify as an Eligible Assignee.

         "Eligible Inventory" means all Trailers (less than ten 10 years old), Aircraft and Aircraft engines (complying with (a) Stage III noise reduction requirements or (b) with Stage II noise reduction requirements if the present value of the Lease payments with respect to such Aircraft, discounted at a rate equal to the Prime Rate, exceeds seventy percent (70.0%) of the purchase price for such Aircraft paid by Borrower); and Railcars (less than twenty (20) years old), cargo containers (less than ten (10) years old), marine vessels (less than fifteen (15) years old) and, if approved by the Requisite Lenders, other related Equipment, in each case that (a) is owned of record by Borrower or a Marine
Subsidiary or, subject to the approval of Agent, any owner trust of which Borrower is the sole beneficiary or owner, as applicable, or solely with respect to any marine vessel registered in Liberia, the Bahamas, Hong Kong, Singapore or other registry acceptable to Agent in its sole discretion, any nominee entity of which Borrower or a Marine Subsidiary is the sole beneficiary or direct or indirect owner; (b) is purchased in whole or in part by Borrower or such owner trust of which Borrower is the sole beneficiary (or nominee entity of which Borrower is the sole beneficiary or direct or indirect owner) with Loans from Lenders under this Agreement; (c) is subject to a Lease acceptable to Agent in its sole discretion (as reviewed in full in connection with each requested borrowing hereunder), which Lease shall, at a minimum, (A) be non-cancelable,
(B) be with a lessee of acceptable  credit  quality as determined by Agent,  and
(C) be of a firm term in excess of one (1) year, except that cargo-containers and Trailers may be on Utilization Leases; (d) has a value and marketability reasonably satisfactory to the Agent; (e) was not previously financed with the proceeds of a Loan under this Agreement; (f) would, except for the fact such item of Equipment is not owned of record or beneficially by any Growth Fund, qualify as "Eligible Inventory" under and as defined in the Growth Fund Agreement; and (g) is free and clear of all Liens, except (i) any interest of a lessee thereof pursuant to a Lease entered into with Borrower or a Marine Subsidiary or Borrower's or such Marine Subsidiary's predecessor in interest or such owner trust or nominee entity, as lessor, or (ii) as otherwise permitted by
Section 6.1, provided that any Liens of the type permitted under clause (ii) encumbering any item of Equipment shall not secure obligations in amounts which materially impair the equity value in such item of Equipment. Requisite Lenders in their sole discretion, on a case by case basis, may approve other items or types of Equipment for credit under "Eligible Inventory" from time to time. "Eligible Inventory" shall include only Equipment purchased by Borrower or such owner trust (or nominee entity) of which Borrower is sole beneficiary, whether by sale or assignment or otherwise, from independent third-parties not related to PLMI or its Affiliates. Borrower may sell or assign a partial ownership interest in any item of Eligible Inventory to one or more of the Equipment Growth Funds in consideration of a purchase price, paid in cash, equal to the ratable portion of the Invoice Price paid by Borrower for such item of Eligible Inventory so sold or assigned without causing the underlying item of Equipment to lose its status as Eligible Inventory by virtue of such sale on the condition that, and only on the condition that, (x) a portion of the cash purchase price, ratably related to the percentage of the Invoice Price of such item of Eligible Inventory financed by a Loan advanced by Lenders hereunder, shall be used to prepay such Loan in accordance with Section 2.2.3(c) and (y) Agent shall continue to retain possession of the Lease in respect of such item of Equipment. Subject to the immediately preceding sentence, Equipment which is Eligible Inventory will cease to be Eligible Inventory at any time it no longer continues to meet all of the above requirements. Eligible Inventory shall not include any Equipment that was included in the borrowing base against which loans shall have previously been made to Growth Funds under the Growth Fund Agreement.

         "Employee Benefit Plan" means any Pension Plan and any employee welfare benefit plan, as defined in Section 3(1) of ERISA, that is maintained for the employees of Borrower or any ERISA Affiliate of Borrower.

         "Environmental Claims" means all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by Borrower, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "Environmental Laws" means all foreign, federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and Community Right-to-Know Act.

         "Environmental Permit" has the meaning set forth in Section 4.15.2.

         "Equipment" means all items of transportation-related equipment owned directly or beneficially by Borrower, by any Marine Subsidiary or by any Growth Fund and held for lease or rental, and shall include items of equipment legal or record title to which is held by any owner trust or nominee entity in which Borrower, any Marine Subsidiary or Growth Funds holds the sole beneficial interest.

         "Equipment Growth Funds" means any and all of EGF, EGF II, EGF III, EGF IV, EGF V, EGF VI, EGF VII and Income Fund I.

         "Equipment Purchase Agreement" means an equipment purchase agreement, in form and substance satisfactory to Agent, between Borrower and any Growth Fund, entered into for the benefit of Lenders, providing for the purchase by such Growth Fund of the Equipment upon which a Loan has been made.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, as the same may be in effect from time to time, and any successor statute.

         "ERISA Affiliate" means, as applied to any Person, any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Code.

         "Eurodollar Reserve Percentage" means the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of one percent (0.01%)) in effect from time to time (whether or not applicable to any Lender) under regulations issued by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency liabilities having a term comparable to such Interest Period.

         "Event of Default" means any of the events set forth in Section 8.1.

         "Facility" means the total Commitments described in Schedule A, as such Schedule A may be amended from time to time as set forth on Schedule 1.1, for the revolving credit facility described in Section 2.1.1 to be provided by Lenders to Borrower according to each Lender's Pro Rata Share.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds
(Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotation, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System and any successor thereto.

         "Form 1001" has the meaning set forth in Section 2.14.6.

         "Form 4224" has the meaning set forth in Section 2.14.6.

         "FSI" means PLM Financial Services, Inc., a Delaware corporation of which Borrower is an indirect Subsidiary.

         "FUNB" has the meaning set forth in the Preamble.

         "Funding Date" means with respect to any proposed borrowing hereunder, the date funds are advanced to Borrower for any Loan.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar function of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

         "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

         "Growth Funds" means any and all of EGF VI, EGF VII and Income Fund I.

         "Growth Fund Agreement" means the Fourth Amended and Restated Warehousing Credit Agreement dated as of December 15, 1998, by among each of the Growth Funds, FSI, Lenders and Agent, as the same may from time to time be amended, modified, supplemented, renewed, extended or restated.

         "Guaranty" means that certain Guaranty dated as of November 5, 1996, executed by PLMI in favor of Lenders and Agent.

         "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease for capital equipment other than Eligible Inventory, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent,
(a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

         "Hazardous Materials" means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

         "Income Fund I" means Professional Lease Management Income Fund I, L.L.C., a Delaware limited liability company.

         "Indebtedness" means, as to any Person, (a) all indebtedness of such Person for borrowed money, (b) all leases of equipment of such Person as lessee,
(c) to the extent not included in clause (b), above, all capital leases of such Person as lessee, (d) any obligation of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of business and not more than ninety (90) days past due), (e) any obligation of such Person that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, (f) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (g) any obligation of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made.

         "Indemnified Liability" has the meaning set forth in Section 10.2.1.

         "Indemnified Person" has the meaning set forth in Section 10.2.1.

         "Interest Differential" means, with respect to any prepayment of a LIBOR Loan on a day other than an Interest Payment Date on which such LIBOR Loan matures, the difference between (a) the per annum interest rate payable with respect to such LIBOR Loan as of the date of the prepayment and (b) the Adjusted LIBOR on, or as near as practicable to, the date of the prepayment for a LIBOR Loan commencing on such date and ending on the last day of the applicable
Interest Period. The determination of the Interest Differential by Agent shall be conclusive in the absence of manifest error.

         "Interest Payment Date" means, with respect to any LIBOR Loan, the last day of each Interest Period applicable to such Loan and, with respect to Prime Rate Loans, the first Business Day of each calendar month following the Funding Date of such Prime Rate Loan.

         "Interest Period" means, with respect to any LIBOR Loan, the one-month, two-month or three-month period selected by the Borrower pursuant to Section 2, in each instance commencing on the applicable Funding Date of the Loan; provided, however, that any Interest Period which would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day except that in the instance of any LIBOR Loan, if such next succeeding Business Day falls in the next calendar month, the Interest Period shall end on the next preceding Business Day.

         "Investment" means, when used in connection with any Person, any investment by or of that Person, whether by means of purchase or other acquisition of stock or other securities of any other Person or by means of loan or advance (other than advances to employees for moving or travel expenses, drawing accounts and similar expenditures in the ordinary course of business), capital contribution, guaranty or other debt or equity participation or interest, or otherwise, in any other Person, including any partnership and joint venture interests of such Person in any other Person or in any item of transportation-related equipment, owned by a Person unaffiliated with Borrower and on lease to another third party, in which Borrower acquires a right to share, directly or indirectly.

         "Investment Company Act" means the Investment Company Act of 1940, as amended (15 U.S.C. ss.80a-1 et seq.), as the same may be in effect from time to time, or any successor statute thereto.

         "Invoice Price" means the sum of the purchase price (including modifications, as applicable), delivery charges, third party brokerage fees and other reasonable closing costs, if any (provided that delivery charges, third party brokerage fees and closing costs shall be included in the computation of the "Invoice Price" only to the extent that they do not, in the aggregate, exceed five percent (5.0%) of the total purchase price), and all applicable taxes, paid by Borrower for or with respect to any item of Eligible Inventory.

         "IRS" means the Internal Revenue Service and any successor thereto.

         "Lease" means each and every item of chattel paper, installment sales agreement, equipment lease or rental agreement (including progress payment authorizations) relating to an item of Equipment of which Borrower or any Growth Fund is the lessor and in respect of which the lessee and lease terms (including, without limitation, as to rental rate, maturity and insurance coverage) are acceptable to Agent, in its reasonable discretion. The term "Lease" includes (a) all payments to be made thereunder, (b) all rights of Borrower therein, and (c) any and all amendments, renewals, extensions or guaranties thereof.

         "Lender Affiliate" means a Person engaged primarily in the business of commercial banking and that is an Affiliate or Lender or of a Person of which a Lender is an Affiliate.

         "Lenders" means the banks, financial institutions or other financial institutional lenders which have executed signature pages to this Agreement and such other Assignees, banks, financial institutions or other institutional lenders as shall hereafter execute and deliver an Assignment and Acceptance with respect to all or any portion of the Commitments and the Loans advanced and maintained pursuant to the Commitments, in each case pursuant to and in accordance with Section 11.10.

         "Lending Office" means, with respect to any Lender, the office or offices of the Lender specified as its lending office opposite its name on the applicable signature page hereto, or such other office or offices of the Lender as it may from time to time notify Borrower and Agent.

         "LIBOR" means, with respect to any Loan to be made, continued as or converted into a LIBOR Loan, the London Inter-Bank Offered Rate (determined solely by Agent), rounded upward to the nearest 1/16th of one percent (0.0625%), at which Dollar deposits are offered to Agent by major banks in the London interbank market at or about 11:00 a.m., London time, on the second Business Day prior to the first day of the related Interest Period with respect to such Loan in an aggregate amount approximately equal to the amount of such Loan and for a period of time comparable to the number of days in the applicable Interest Period. The determination of LIBOR by Agent shall be conclusive in the absence of manifest error.

         "LIBOR Loan" means a Loan that bears interest based on Adjusted LIBOR.

         "Lien" means any mortgage, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

         "Loan" has the meaning set forth in Section 2.1.1(a)(i).

         "Loan Document" when used in the singular and "Loan Documents" when used in the plural means any and all of this Agreement, the Notes, the Security Agreement, the Lockbox Agreement and the Guaranties and any and all other agreements, documents and instruments executed and delivered by or on behalf or support of Borrower to Agent or any Lender or any of their respective authorized designees evidencing or otherwise relating to the Advances and the Liens granted to Agent, on behalf of Lenders, with respect to the Advances, as the same may from time to time be amended, modified, supplemented or renewed.

         "Lockbox" has the meaning set forth in Section 5.9.

         "Lockbox Agreement" means the Lockbox Agreement dated December 15, 1998, among Borrower, FUNB and Agent on behalf and for the benefit of Lenders, relating to the Lockbox.

         "Marine Subsidiary" means a wholly-owned Subsidiary of Borrower organized for the purpose of holding record or beneficial title to one or more marine vessels or aircraft rotables and spare parts; provided that such Subsidiary shall continue to be deemed a Marine Subsidiary if Borrower shall thereafter sell and transfer partial, but not the entire, record or beneficial ownership interest therein to one or more Equipment Growth Funds (but for purposes of computing the Borrowing Base, such Marine Subsidiary's record or beneficial title to its owned Equipment shall be deemed to be limited to Borrower's continuing ratable ownership interest in such Marine Subsidiary).

         "Material Adverse Effect" means any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of Borrower, FSI or TEC (c) materially impairs or could reasonably be expected to materially impair the ability of Borrower, FSI or TEC to perform its Obligations, or (d) materially impairs or could reasonably be expected to materially impair the ability of Agent or any Lender to enforce any of its or their legal remedies pursuant to the Loan Documents.

         "Maturity Date" means, with respect to each Loan advanced by Lenders hereunder, the date which is one hundred fifty (150) days after the Funding Date of such Loan or such earlier or later date as requested by Borrower and approved by the Requisite Lenders, in their sole and absolute discretion; provided, however, in no event shall any Maturity Date be a date which is later than the Commitment Termination Date.

         "Maximum Availability" has the meaning set forth in Section 2.1.1.

         "Multiemployer Plan" means a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA, and to which Borrower or any ERISA Affiliate of Borrower is making, or is obligated to make, contributions or has made, or been obligated to make, contributions within the preceding five (5) years.

         "Note" has the meaning set forth in Section 2.1.1(a)(i), and any and all replacements, extensions, substitutions and renewals thereof.

         "Notice of Borrowing" means a notice given by Borrower to Agent in accordance with Section 2.7, substantially in the form of Exhibit E, with appropriate insertions.

         "Notice of Conversion/Continuation" means a notice given by Borrower to Agent in accordance with Section 2.8, substantially in the form of Exhibit F, with appropriate insertions.

         "Obligations" means all loans, advances, liabilities and obligations for monetary amounts owing by Borrower to any Lender or Agent, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, arising under any of the Loan Documents. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement of a case or proceeding against Borrower under the Bankruptcy
Code), fees, including, without limitation, any and all prepayment fees, facility fees, commitment fees, arrangement fees, agent fees and attorneys' fees and any and all other fees, expenses, costs or other sums chargeable to Borrower under any of the Loan Documents.

         "Operating Agreement" means the Fifth Amended and Restated Operating Agreement of Income Fund I, entered into as of January 24, 1995.

         "Opinion of Counsel" means the favorable written legal opinion of Susan Santo, general counsel of Borrower and TEC, substantially in the form of Exhibit D.

         "Other Taxes" has the meaning set forth in Section 2.14.2.

         "Overadvance" has the meaning set forth in Section 2.1.1(a)(iii).

         "Owner Trustee" means any person acting in the capacity of (a) a trustee for any owner trust or (b) a nominee entity, in each case holding title to any Eligible Inventory pursuant to a trust or similar agreement with Borrower or FSI.

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

         "Pension Plan" means any employee  pension  benefit plan, as defined in
Section 3(2) of ERISA, that is maintained for the employees of Borrower or any ERISA Affiliate of Borrower, other than a Multiemployer Plan. "Permitted Liens" has the meaning set forth in Section 6.1.

         "Permitted Rights of Others" means, as to any Property in which a Person has an interest, (a) an option or right to acquire a Lien that would be a Permitted Lien, (b) the reversionary interest of a lessor under a lease of such Property, and (c) an option or right of the lessee under a lease of such Property to purchase such Property at fair market value.

         "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental Authority.

         "PLMI" means PLM International, Inc., a Delaware corporation.

         "Potential Event of Default" means a condition or event which, after notice or lapse of time or both, will constitute an Event of Default.

         "Prepayment Date" has the meaning set forth in Section 2.2.2.

         "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by FUNB as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by FUNB as its Prime Rate is an index or base rate and shall not necessarily be its lowest rate charged to FUNB's customers or other banks.

         "Prime Rate Loan" means any borrowing which bears interest at a rate determined with reference to the Prime Rate.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

         "Pro Rata Share" means, as to any Lender at any time, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of the Effective Amount of such Lender's Loans divided by the Effective Amount of all Loans, or if no Loans are outstanding, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) at such time of such Lender's aggregate Commitments divided by the aggregate Commitments, or, if the Commitments have expired or been terminated and all Loans repaid in full, the percentage equivalent (expressed as a decimal, rounded to the ninth decimal place) of the Effective Amount of such Lender's Loans divided by the aggregate Effective Amount of all Loans immediately before such repayment in full.

         "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as amended (15 U.S.C. ss. 79 et seq.) as the same shall be in effect from time to time, and any successor statute thereto.

         "Railcar"  means  all  railroad  rolling  stock,   including,   without
limitation, all coal, timber, plastic pellet, tank, hopper, flat and box cars and locomotives.

         "Reaffirmation of Guaranty" means the Acknowledgement and Reaffirmation of Guaranty dated as of December 15, 1998, executed by PLMI in favor of Lenders reaffirming its obligations under the Guaranty.

         "Regulations T, U and X" means, collectively, Regulations T, U and X adopted by the Federal Reserve Board (12 C.F.R. Parts 220, 221 and 224, respectively) and any other regulation in substance substituted therefor.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Requisite Lenders" means any combination of Lenders whose combined Pro Rata Share (and voting interest with respect thereto) of all amounts outstanding under this Agreement, or, in the event there are no amounts outstanding, the Commitments, is greater than sixty-six and two-thirds percent (66 2/3%) of all such amounts outstanding or the total Commitments, as the case may be; provided, however, that in the event there are only two (2) Lenders, Requisite Lenders means both Lenders.

         "Responsible Officer" means any of the President, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of Borrower having authority to request Loans or perform other duties required hereunder.

         "SEC" means the Securities and Exchange Commission and any successor thereto.

         "Security Agreement" means the Amended and Restated Security Agreement entered into as of December 15, 1998, between Borrower and Agent, on behalf and for the benefit of Lenders, including all amendments, modifications and supplements thereto and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Security Agreement as the same may be in effect from time to time.

         "Security Documents" means the Security Agreement, each chattel mortgage, ship mortgage or similar security agreement, mortgage or other agreement or document entered into with respect to this Agreement, each UCC-1 financing statement delivered pursuant hereto and any and all other related documents.

         "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company (other than Equipment Growth Funds) or other business entity of which an aggregate of fifty percent (50.0%) or more of the beneficial interest (in the case of a partnership) or fifty percent (50.0%) or more of the outstanding stock, units, or other voting interest having ordinary voting power to elect a majority of the directors, managers or trustees of such Person (irrespective of whether, at the time, the stock, units or other voting interest of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person.

         "Taxes" has the meaning set forth in Section 2.14.1.

         "TEC" means PLM Transportation Equipment Corporation, a California corporation and a wholly-owned Subsidiary of FSI and of which Borrower is a special purpose Subsidiary.

         "Termination Event" means (a) a "reportable event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a reportable event not subject to the provision for 30-day notice to the PBGC under such regulations), or (b) the withdrawal of Borrower, FSI or any of FSI's other Subsidiaries or any of their ERISA Affiliates from a Pension Plan during a plan year in which any of them was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under
Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Pension Plan by the PBGC, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

         "Trailer" means (a) vehicles having a minimum length of twenty (20) feet used in trailer or freight car service and constructed for the transport of commodities or containers from point to point and (b) associated equipment.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of California; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of Agent, on behalf of Lenders, in and to the Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of California, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "Utilization Leases" means Leases for Equipment held for lease in pooling or similar arrangements where the actual rental payments under such Lease is based on and for the actual period of utilization of such item of Equipment rather than the Lease term.

     1.2 Accounting Terms. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial data required to be submitted by this Agreement shall be prepared and computed, unless otherwise specifically provided herein, in accordance with GAAP. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that GAAP changes during the term of this Agreement such that the covenants contained in
Section 7 would then be calculated in a different manner or with different components, (a) the parties hereto agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP and (b) Borrower shall be deemed to be in compliance with the covenants contained in the aforesaid Sections during the sixty (60) day period following any such change in GAAP if and to the extent that Borrower would have been in compliance therewith under GAAP as in effect immediately prior to such change.

     1.3 Other Terms. All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, all of which are by this reference incorporated into this Agreement, as the same may from time to time be amended, modified or supplemented, and not to any particular section, Section or clause contained in this Agreement. The term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

     1.4 Schedules and Exhibits. Any reference to a "Sections", "Section", "Exhibit", or "Schedule" shall refer to the relevant Section or Section of or Exhibit or Schedule to this Agreement, unless specifically indicated to the contrary.

SECTION 2. AMOUNT AND TERMS OF CREDIT.

     2.1          Commitment to Lend.

          2.1.1 Revolving Facility. Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrower set forth herein, Lenders hereby agree to make Advances (as defined below) of immediately available funds to Borrower, on a revolving basis, from the Closing Date until the Business Day immediately preceding the Commitment Termination Date, in the aggregate principal amount outstanding at any time not to exceed the lesser of (a) the total Commitments for the Facility less the aggregate principal amount then outstanding under the Growth Fund Agreement or (b) the Borrowing Base (such lesser amount being the "Maximum Availability"), as more fully set forth in this Section 2.1.1.

               (a)  Facility Commitments.

                    (i) On the Funding Date requested by Borrower, after Borrower shall have satisfied all applicable conditions precedent set forth in
Section 3, each Lender shall advance immediately available funds to Agent (each such advance being an "Advance") evidencing such Lender's Pro Rata Share of a loan ("Loan"). Agent shall immediately advance such immediately available funds to Borrower at the Designated Deposit Account (or such other deposit account at FUNB or such other financial institution as to which Borrower and Agent shall agree at least three (3) Business Days prior to the requested Funding Date) on the Funding Date with respect to such Loan. Borrower shall pay interest accrued on the Loan at the rates and in the manner set forth in Section 2.1.1(b).
Subject to the terms and conditions of this Agreement, the unpaid principal amount of each Loan and all unpaid interest accrued thereon, together with all other fees, expenses, costs and other sums chargeable to Borrower incurred in connection therewith shall be due and payable no later than the Commitment Termination Date. Each Loan advanced hereunder by each Lender shall be evidenced by Borrower's revolving promissory note in favor of such Lender, substantially in the form of Exhibit A (each, a "Note").

                    (ii) The obligation of Lenders to make any Loan from time to time hereunder shall be limited to the then applicable Maximum Availability. For the purpose of determining the amount of the Borrowing Base available at any one time, the amount available shall be the total amount of the Borrowing Base as set forth in the Borrowing Base Certificate delivered to Agent pursuant to
Section 3.2.1 with respect to each requested Loan. Nothing contained in this Agreement shall under any circumstance be deemed to require any Lender to make any Advance under the Facility which, in the aggregate principal amount, either
(1) taking into account such Lender's portion of the principal amounts outstanding under this Agreement and the making of such Advance exceeds the lesser of (A) such Lender's Commitment for the Facility and (B) such Lender's Pro Rata Share of the Borrowing Base, or (2) taking into account such Lender's portion of the principal amounts outstanding under this Agreement, under the Growth Fund Agreement, and the making of such Advance exceeds such Lender's Commitment for the Facility.

                    (iii) If at any time and for any reason the aggregate principal amount of the Loan(s) then outstanding shall exceed the Maximum Availability (the amount of such excess, if any, being an "Overadvance"), Borrower shall immediately repay the full amount of such Overadvance, together with all interest accrued thereon; provided, however, that if such Overadvance occurs solely as a result of a decrease in the amount of the Borrowing Base due solely to a decrease in the computation of the Borrowing Base under clause (b) of the definition of Borrowing Base, as set forth on a Borrowing Base Certificate delivered to Agent pursuant to Section 5.1.3, then, to the extent of such decrease, Borrower shall not be required under this Section 2.1.1(a)(iii) to prepay such Overadvance but Lenders shall have no obligation to make or fund any Loans or extend any credit hereunder so long as such Overadvance condition shall remain in effect.

                    (iv) Amounts borrowed by Borrower under this Facility may be repaid and, prior to the Commitment Termination Date and subject to the applicable terms and conditions precedent to borrowings hereunder, reborrowed; provided, however, that no Loan shall have a Maturity Date which is later than the Commitment Termination Date.

                    (v) Each request for a Loan hereunder shall constitute a reaffirmation by Borrower and the Responsible Officer requesting the same that the representations and warranties contained in this Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date of the request, except to the extent such representations and warranties specifically relate to an earlier date, in which event they shall be true, correct and complete in all material respects as of such earlier date.

               (b) Each Loan. Each Loan made by Lenders hereunder shall, at Borrower's option in accordance with the terms of this Agreement, be either in the form of a Prime Rate Loan or a LIBOR Loan. Subject to the terms and conditions of this Agreement, each Loan shall bear interest on the sum of the unpaid principal balance thereof outstanding on each day from the date when made, continued or converted until such Loan shall have been fully repaid at a rate per annum equal to the Prime Rate, as the same may fluctuate on a daily basis or the Adjusted LIBOR, as the case may be plus the Applicable Margin. Interest on each Loan funded hereunder shall be due and payable in arrears on each Interest Payment Date, with all accrued but unpaid interest on such Loan being due and payable on the date such Loan is repaid, whether by prepayment or at maturity, and with all accrued but unpaid interest being due and payable on the Maturity Date for such Loan.

         Each Advance made by a Lender as part of a Loan hereunder and all repayments of principal with respect to such Advance shall be evidenced by notations made by such Lender on the books and records of such Lender; provided, however, that the failure by such Lender to make such notations shall not limit or otherwise affect the obligations of Borrower with respect to the repayments of principal or payments of interest on any Advance or Loan. The aggregate unpaid amount of each Advance set forth on the books and records of a Lender shall be presumptive evidence of such Lender's Pro Rata Share of the principal amount owing and unpaid under the respective Note.

          2.1.2 Funding. Promptly following the receipt of such documents required pursuant to Section 3.2.1 and approval of a Loan by Agent, Agent shall notify by telephone, telecopier, facsimile or telex each Lender of the principal amount (including Lender's Pro Rata Share thereof) and Funding Date of the Loan requested by Borrower. Not later than 1:00 p.m., North Carolina time, on the Funding Date for any Loan, each Lender shall make an Advance to Agent for the account of Borrower in the amount of its Pro Rata Share of the Loan being requested by Borrower. Upon satisfaction of the applicable conditions precedent set forth in Section 3, all Advances shall be credited in immediately available funds to the Designated Deposit Account.

          2.1.3 Utilization of the Loans. The Loans made under the Facility may be used solely for the purpose of acquiring the specific items of Eligible Inventory approved by Agent, in its sole discretion, and against which Lenders have made Advances; provided, however, in no event shall the proceeds of any Loan be used to finance more than eighty percent (80.0%) of the Invoice Price of any item of Eligible Inventory to be purchased with the proceeds of such Loan. The parties hereto understand and contemplate that the Loans are being requested to finance the acquisition of items of Eligible Inventory and that only upon the funding of such Loans and the acquisition of record title by Borrower or a Marine Subsidiary or by an Owner Trustee for the beneficial interest of Borrower or a Marine Subsidiary in a single or back-to-back transaction will the ownership requirements of Eligible Inventory be satisfied.

     2.2          Repayment and Prepayment.

          2.2.1 Repayment. Unless prepaid pursuant to Section 2.2.2, the principal amount of each Loan hereunder shall be repaid by Borrower to Lenders not later than the Maturity Date of such Loan.

          2.2.2 Voluntary Prepayment. Subject to Section 2.18, Borrower may in the ordinary course of Borrower's business, upon at least three (3) Business Days' written notice, or telephonic notice promptly confirmed in writing to Agent, which notice shall be irrevocable, prepay any Loan in whole or in part. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Prime Rate Loans or LIBOR Loans, or any combination thereof. Such prepayment of Loans, together with any amounts required pursuant to Section 2.18, shall be in immediately available funds and delivered to Agent not later than 1:00 p.m., North Carolina time, on the date for prepayment stated in such notice (the "Prepayment Date"). With respect to any prepayment under this Section 2.2.2, all interest on the amount prepaid accrued up to but excluding the date of such prepayment shall be due and payable on the Prepayment Date.

          2.2.3  Mandatory Prepayments.

               (a) In the event that any item of Eligible Inventory shall be sold or assigned by Borrower or any Marine Subsidiary, or the ownership interests (whether Stock or otherwise) of Borrower in any Marine Subsidiary owning record or beneficial title to any item of Eligible Inventory shall be sold or transferred, then Borrower shall immediately prepay the Loan made with respect to such Eligible Inventory so sold or assigned or with respect to the Eligible Inventory owned by such Marine Subsidiary so sold or transferred, together with accrued interest on such Loan to the date of prepayment and any amounts required pursuant to Section 2.18. The sale or assignment of Eligible Inventory by an Owner Trustee, or the sale or assignment of Borrower's or any Marine Subsidiary's beneficial interest in any owner trust (or nominee entity) holding title to Eligible Inventory shall be considered a sale or assignment, as the case may be, of such Eligible Inventory by Borrower or such Marine Subsidiary, as the case may be.

               (b) In the event that any of the Eligible Inventory shall have sustained a Casualty Loss, Borrower shall promptly notify Agent and Lenders of such Casualty Loss and make arrangements reasonably acceptable to the Agent to cause any and all cash proceeds received by Borrower to be paid to Lenders as a prepayment hereunder. To the extent not so prepaid, the Loan funded with respect to such Eligible Inventory will nevertheless be paid by Borrower as provided in
Section 2.2.1.

               (c) In the event Borrower, any Marine Subsidiary or any Owner Trustee shall sell or assign any partial (i.e., less than one hundred percent (100.0%)) interest in any item of Eligible Inventory pursuant to Section 6.5, Borrower shall immediately prepay the Loan made with respect to such Eligible Inventory in which an interest has been so sold or assigned in an amount equal to that portion of the purchase price paid for such partial interest which is ratably related to the percentage of the Invoice Price paid by Borrower, such Marine Subsidiary or Owner Trustee for such item of Eligible Inventory when originally financed by such Loan, together with all interest accrued on such Loan to the date of prepayment. For example, if Borrower paid an Invoice Price of $10,000,000 for an item of Eligible Inventory, of which $8,000,000 was financed with a Loan hereunder, if Borrower subsequently sells to an Equipment Growth Fund a forty percent (40.0%) interest in such item of Eligible Inventory for a purchase price of $4,000,000, Borrower shall prepay the related Loan in the principal amount of $3,200,000.

               (d) In the event that the Growth Fund Agreement shall be terminated for any reason as to any one or more of the Growth Funds, then Borrower shall immediately prepay any and all amounts outstanding under this Agreement and the Lenders' Commitments shall, without notice, immediately and automatically terminate.

     2.3 Calculation of Interest; Post-Maturity Interest. Interest on the Loans shall be computed on the basis of a 365/366-day year for all Prime Rate Loans and a 360-day year for all LIBOR Loans and the actual number of days elapsed in the period during which such interest accrues. In computing interest on any Loan, the date of the making of such Loan shall be included and the date of payment shall be excluded. Each change in the interest rate of the Prime Rate Loans based on changes in the Prime Rate and each change in the Adjusted LIBOR based on changes in the Eurodollar Reserve Percentage shall be effective on the effective date of such change and to the extent of such change. Agent shall give Borrower notice of any such change in the Prime Rate; provided, however, that any failure by Agent to provide Borrower with notice hereunder shall not affect Agent's right to make changes in the interest rate of any Loan based on changes in the Prime Rate. Upon the occurrence and during the continuation of any Event of Default under this Agreement, Advances under this Agreement will at the option of Requisite Lenders bear interest at a rate per annum which is determined by adding two percent (2.0%) to the Applicable Margin for such Loan (the "Default Rate"). This may result in the compounding of interest. The imposition of a Default Rate will not constitute a waiver of any Event of Default.

     2.4 Manner of Payments. All repayments or prepayments of principal and all payments of interest, fees, costs, expenses and other sums chargeable to Borrower under this Agreement, the Notes or any of the other Loan Documents shall be in lawful money of the United States of America in immediately available funds and delivered to Agent, for the account of Lenders, not later than 1:00 p.m., North Carolina time, on the date due at First Union National Bank, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, Attention: Maria Ostrowski, or such other place as shall have been designated in writing by Agent.

     2.5 Payment on Non-Business Days. Whenever any payment to be made under this Agreement, any Note or any of the other Loan Documents shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of the payment of interest thereon; provided, however, that no Loan shall have remained outstanding after the Maturity Date of such Loan.

     2.6 Application of Payments. All payments to or for the benefit of Lenders hereunder shall be applied in the following order: (a) at the direction of Borrower or upon prior notice given to Borrower by Agent, then due and payable fees, expenses and costs; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments; provided that if an Event of Default shall have occurred and be continuing, Lenders shall have the exclusive right to apply any and all such payments against the then due and owing Obligations of Borrower as Lenders may deem advisable. To the extent Borrower fails to make payment required hereunder or under any of the other Loan Documents, each Lender is authorized to, and at its sole option may, make such payments on behalf of Borrower. To the extent permitted by law, all amounts advanced by any Lender hereunder or under other provisions of the Loan Documents shall accrue interest at the same rate as Loans hereunder.

     2.7 Procedure for the Borrowing of Loans.

          2.7.1 Notice of Borrowing. Each borrowing of Loans shall be made upon Borrower's irrevocable written notice delivered to Agent in the form of a Notice of Borrowing, executed by a Responsible Person of Borrower, with appropriate insertions (which Notice of Borrowing must be received by Lender prior to 12:00 noon, Charlotte, North Carolina time, three (3) Business Days prior to the requested Funding Date) specifying:

               (a) the amount of the requested borrowing, which, if a LIBOR Loan is requested, shall be not less than One Million Dollars ($1,000,000);

               (b) the requested Funding Date, which shall be a Business Day;

               (c) whether the borrowing is to be comprised of one or more LIBOR Loans or Prime Rate Loans; and

               (d) the duration of the Interest Period applicable to any such LIBOR Loans included in such Notice of Borrowing. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any borrowing comprised of LIBOR Loans, such Interest Period shall be three (3) months.

          2.7.2 Unavailability of LIBOR Loans. Unless Agent shall otherwise consent, during the existence of an Event of Default or Potential Event of Default, Borrower may not elect to have a Loan made as a LIBOR Loan.

     2.8          Conversion and Continuation Elections.

          2.8.1  Election.  Borrower may,  upon  irrevocable  written  notice to
Agent:

               (a) elect to convert on any Business Day, any Prime Rate Loan (or any portion thereof in an amount equal to at least One Million Dollars ($1,000,000) into a LIBOR Loan; or

               (b) elect to convert on any Interest Payment Date any LIBOR Loan maturing on such Interest Payment Date (or any portion thereof) into a Prime Rate Loan; or

               (c) elect to continue on any Interest Payment Date any LIBOR Loan maturing on such Interest Payment Date (or any portion thereof in an amount equal to at least One Million Dollars ($1,000,000);

provided, that if the aggregate amount of LIBOR Loans outstanding to Borrower shall have been reduced, by payment, prepayment, or conversion of portion thereof, to be less than $1,000,000, such LIBOR Loans shall automatically convert into Prime Rate Loans, and on and after such date the right of Borrower to continue such Loans as, and convert such Loans into, LIBOR Loans shall terminate.

          2.8.2 Notice of Conversion. Each conversion or continuation of Loans shall be made upon Borrower's irrevocable written notice delivered to Agent in the form of a Notice of Conversion/Continuation, executed by a Responsible Person of Borrower, with appropriate insertions (which Notice of Conversion/Continuation must be received by Lender prior to 12:00 noon, Charlotte, North Carolina time, at least three (3) Business Days in advance of the proposed conversion date or continuation date specifying:

               (a) the proposed conversion date or continuation date;

               (b) the aggregate amount of Loans to be converted or continued;

               (c) the nature of the proposed conversion or continuation; and

               (d) the duration of the requested Interest Period.

          2.8.3 Interest Period. If upon the expiration of any Interest Period applicable to any LIBOR Loan, Borrower has failed to select a new Interest Period to be applicable to such LIBOR Loan, Borrower shall be deemed to have elected to convert such LIBOR Loan into a Prime Rate Loan effective as of the last day of such current Interest Period.

          2.8.4 Unavailability of LIBOR Loans. Unless Agent shall otherwise consent, during the existence of an Event of Default or Potential Event of Default, Borrower may not elect to have a Loan converted into or continued as a LIBOR Loan.

     2.9 Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its LIBOR Loans in any manner it elects, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender actually funded and maintained each LIBOR Loan through the purchase of deposits having a maturity corresponding to the maturity of the LIBOR Loan and bearing an interest rate equal to the LIBOR rate (whether or not, in any instance, Lender shall have granted any participations in such Loan). Each Lender may, if it so elects, fulfill any commitment to make LIBOR Loans by causing a foreign branch or affiliate to make or continue such LIBOR Loans; provided, however, that in such event such Loans shall be deemed for the purposes of this Agreement to have been made by such Lender, and the obligation of Borrower to repay such Loans shall nevertheless be to such Lender and shall be deemed held by such Lender, to the extent of such Loans, for the account of such branch or affiliate.

     2.10 Distribution of Payments. Agent shall immediately distribute to each Lender, at such address as each Lender shall designate, its respective interest in all repayments and prepayments of principal and all payments of interest and all fees, expenses and costs received by Agent on the same day and in the same type of funds as payment was received. In the event Agent does not distribute such payments on the same day received, if such payments are received by Agent by 1:00 p.m., North Carolina time, or if received after such time, on the next succeeding Business Day, such payment shall accrue interest at the Federal Funds Rate.

     2.11 Agent's Right to Assume Funds Available for Advances. Unless Agent shall have been notified by any Lender no later than the Business Day prior to the respective Funding Date of a Loan that such Lender does not intend to make available to Agent an Advance in immediately available funds equal to such Lender's Pro Rata Share of the total principal amount of such Loan, Agent may assume that such Lender has made such Advance to Agent on the date of the Loan and Agent may, in reliance upon such assumption, make available to Borrower a corresponding Advance. If Agent has made funds available to Borrower based on such assumption and such Advance is not in fact made to Agent by such Lender, Agent shall be entitled to recover the corresponding amount of such Advance on demand from such Lender. If such Lender does not promptly pay such corresponding amount upon Agent's demand, Agent shall notify Borrower and Borrower shall repay such Advance to Agent. Agent also shall be entitled to recover from such Lender interest on such Advance in respect of each day from the date such Advance was made by Agent to Borrower to the date such corresponding amount is recovered by Agent at the Federal Funds Rate. Nothing in this Section 2.11 shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Agent or Borrower may have against such Lender as a result of any default by such Lender under this Agreement.

     2.12 Agent's Right to Assume Payments Will be Made by Borrower. Unless Agent shall have been notified by Borrower prior to the date on which any payment to be made by Borrower hereunder is due that Borrower does not intend to remit such payment, Agent may, in its sole discretion, assume that Borrower has remitted such payment when so due and Agent may, in its sole discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lende s Pro Rata Share of such assumed payment. If Borrower has not in fact remitted such payment to Agent, each Lender shall forthwith on demand repay to Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each date from and including the date such amount was made available by Agent to such Lender to the date such amount is repaid to Agent at the Federal Funds Rate.

     2.13 Capital Requirements. If any Lender determines that compliance with any law or regulation or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Commitment or its making or maintaining its Pro Rata Share of the Loans below the rate which such Lender or such other corporation could have achieved but for such compliance (taking into account the policies of such Lender or corporation with regard to capital), then Borrower shall from time to time, upon written demand by such Lender (with a copy of such demand to Agent), immediately pay to such Lender such additional amounts as shall be sufficient to compensate such Lender or other corporation for such reduction. A certificate submitted by such Lender to Borrower, stating that the amounts set forth as payable to such Lender are true and correct, shall be conclusive and binding for all purposes, absent manifest error. Each Lender agrees promptly to notify Borrower and Agent of any circumstances that would cause Borrower to pay additional amounts pursuant to this section, provided that the failure to give such notice shall not affect Borrower's obligation to pay any such additional amounts.

     2.14         Taxes.

          2.14.1 No Deductions. Subject to Section 2.14.7, any and all payments by Borrower to each Lender or Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

          2.14.2 Miscellaneous Taxes. In addition, Borrower shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

          2.14.3 Indemnity. Subject to Section 2.14.7, Borrower shall indemnify and hold harmless each Lender and Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender or Agent and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty (30) days from the date any Lender or Agent makes written demand therefor.

          2.14.4 Required Deductions. If Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or Agent, then, subject to Section 2.14.7:

               (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

               (b) Borrower shall make such deductions, and

               (c) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

          2.14.5 Evidence of Payment. Within thirty (30) days after the date of any payment by Borrower of Taxes or Other Taxes, Borrower shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Agent.

          2.14.6 Foreign Persons. Each Lender which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) shall:

               (a) No later than the date upon which such Lender becomes a party hereto deliver to Borrower through Agent two (2) accurate and complete signed originals of IRS Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of IRS Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

               (b) If at any time such Lender makes any changes necessitating a new Form 4224 or Form 1001, with reasonable promptness deliver to Borrower through Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224; or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

               (c) Before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in or renewal of the most recent Form 4224 or Form 1001 previously delivered by such Lender, deliver to Borrower through Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Lender; and

               (d) Promptly upon Borrower's or Agent's reasonable request to that effect, deliver to Borrower or Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

          2.14.7 Income Taxes. Borrower will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to
Section 2.14.4 to Lender for the account of any Lending Office of such Lender:

               (a) If the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Section 2.14.6 in respect of such Lending Office;

               (b) If such Lender shall have delivered to Borrower a Form 4224 in respect of such Lending Office pursuant to Section 2.14.6 and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

               (c) If such Lender shall have delivered to Borrower a Form 1001 in respect of such Lending Office pursuant to Section 2.14.6, and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrower hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

          2.14.8 Reimbursement of Costs. If, at any time, Borrower requests any Lender to deliver any forms or other documentation pursuant to Section 2.14.6(d), then Borrower shall, on demand of such Lender through Agent, reimburse such Lender for any costs and expenses (including reasonable attorney fees) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

          2.14.9 Jurisdiction. If Borrower is required to pay additional amounts to any Lender or Agent pursuant to Section 2.14.4, then such Lender shall use its reasonable good faith efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by Borrower which may thereafter accrue if such change in the judgment of such Lender is not otherwise disadvantageous to such Lender.

     2.15         Illegality.

          2.15.1 LIBOR Loans. If any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its Lending Office to make LIBOR Loans, then, on notice thereof by Lender to Borrower, the obligation of such Lender to make LIBOR Loans shall be suspended until such Lender shall have notified Borrower that the circumstances giving rise to such determination no longer exists.

          2.15.2 Prepayment. If a Lender shall determine that it is unlawful to maintain any LIBOR Loan, Borrower shall prepay in full all LIBOR Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Loans, together with any amounts required to be paid in connection therewith pursuant to Section 2.18.

          2.15.3 Prime Rate Borrowing. If Borrower is required to prepay any LIBOR Loan immediately as provided in Section 2.15.2, then concurrently with such prepayment, Borrower shall borrow, in the amount of such prepayment, a Prime Rate Loan.

     2.16 Increased Costs. If any Lender shall determine that, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR) in or in the interpretation of any Requirement of Law or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Loans, then Borrower shall be liable, and shall from time to time, upon demand therefor by such Lender, pay to such Lender such additional amounts as are sufficient to compensate such Lender for such increased costs.

     2.17 Inability to Determine Rates. If Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR for any requested Interest Period with respect to a proposed LIBOR Loan or that the LIBOR applicable for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to Lenders of funding such Loan, Agent will forthwith give notice of such determination to Borrower and each Lender. Thereafter, the obligation of Lenders to make or maintain LIBOR Loans, as the case may be, hereunder shall be suspended until Agent, upon instruction from the Requisite Lenders, revokes such notice in writing. Upon receipt of such notice, Borrower may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted. If Borrower does not revoke such notice, Lenders shall make, convert or continue the Loans, as proposed by Borrower, in the amount specified in the applicable notice submitted by Borrower, but such Loans shall be made, converted or continued as Prime Rate Loans instead of LIBOR Loans, as the case may be.

     2.18 Prepayment of LIBOR Loans. Borrower agrees that in the event that Borrower prepays or is required to prepay any LIBOR Loan by acceleration or otherwise or fails to draw down or convert to a LIBOR Loan after giving notice thereof, it shall reimburse each Lender for its funding losses due to such prepayment or failure to draw. Borrower and Lenders hereby agree that such funding losses shall consist of the sum of the discounted monthly differences for each month during the applicable or requested Interest Period, calculated as follows for each such month:

          2.18.1 Principal amount of such LIBOR Loan times (number of days between the date of prepayment and the last day in the applicable Interest Period divided by 360), times the applicable Interest Differential, plus

          2.18.2 All actual out-of-pocket expenses (other than those taken into account in the calculation of the Interest Differential) incurred by Lenders and Agent (excluding allocation of any expense internal to Lenders and Agent) and reasonably attributable to such payment, prepayment or failure to draw down or convert as described above; provided that no prepayment fee shall be payable (and no credit or rebate shall be required) if the product of the foregoing formula is not a positive number.

SECTION 3.  CONDITIONS PRECEDENT.

     3.1 Effectiveness of this Agreement. The effectiveness of this amended and restated Agreement is subject to the satisfaction of the following conditions precedent:

          3.1.1 Corporate Documents. Agent shall have received, in form and substance satisfactory to Lenders and their respective counsel, the following:

               (a) A certified copy of the records of all actions taken by Borrower and PLMI, including all corporate resolutions of Borrower and PLMI authorizing or relating to the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby;

               (b) A certificate  of a  Responsible  Officer of each of Borrower and PLMI, stating that (A) the articles or certificate of incorporation, as the case may be, bylaws and any other formation documents of Borrower and PLMI previously delivered to Agent in relation to the TEC AcquiSub Agreement are true and accurate, remain in full force and effect and have not been amended since the date thereof and (B) each of Borrower and PLMI are in good standing under the laws of the state of its formation and each other jurisdiction where its ownership of Property and assets or conduct of business requires such qualification;

               (c) Certificates of incumbency and signature with respect to the authorized representatives of Borrower and PLMI executing this Agreement and the other Loan Documents and requesting Loans; and

               (d) Such other documents relating to Borrower or PLMI as Lenders reasonably may request.

          3.1.2 Notes. Agent shall have received the Note, in form and substance satisfactory to Lenders, duly executed and delivered by Borrower, which Note shall replace and supersede the existing Note dated as of November 3, 1997, issued by Borrower to FUNB.

          3.1.3 Security Documents. Agent shall have received the Security Documents in form and substance satisfactory to Lenders, duly executed and delivered by Borrower.

          3.1.4 Opinion of Counsel. Agent shall have received an originally executed Opinion of Counsel on behalf of Borrower and PLMI, in form and substance satisfactory to Lenders, dated as of the Closing Date and addressed to Lenders, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

          3.1.5 Reaffirmation of Guaranty. Agent shall have received the Reaffirmation of Guaranty duly executed and delivered by PLMI.

          3.1.6 Growth Fund Agreement. Agent shall have received the Growth Fund Agreement, duly executed and delivered by each of the Growth Funds, and all conditions precedent to the effectiveness of the Growth Fund Agreement shall have been satisfied.

          3.1.7 Bringdown Certificate. A certificate or certificates, dated as of the Closing Date, of the Chief Financial Officer or Corporate Controller of Borrower to the effect that (i) the representations and warranties of Borrower contained in Section 4 are true, accurate and complete in all material respects as of the Closing Date as though made on such date and (ii) no Event of Default or Potential Event of Default under this Agreement has occurred.

          3.1.8 Fees. Agent shall have received the Agent's Side Letter duly executed by Borrower and each of the Growth Funds, and Agent shall have received the fees described in the Agent's Side Letter.

          3.1.9 Other Documents. Agent shall have received such other documents, information and items from Borrower and PLMI as reasonably requested by Agent.

     3.2 All Loans. Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance is subject to the satisfaction of the following further conditions precedent:

          3.2.1 Notice of Borrowing. At least three (3) Business Days before each Loan hereunder with respect to any acquisition of Equipment by Borrower, Agent shall have received (a) a Notice of Borrowing; (b) a Borrowing Base Certificate; (c) a description of the transaction, including (i) a listing of all Equipment against which Borrower is requesting that a Loan be made, identifying each item of Equipment by serial number, registration number or other identifying mark, as applicable, and indicating whether each such item is owned by Borrower or by an Owner Trustee for the benefit of Borrower (and if the latter, identifying such Owner Trustee and date of any applicable trust or similar agreement), (ii) the lessee, the date of the lease and the lease termination date, (iii) lessee financial information, and (iv) the terms of the underlying lease; and (d) other information as may be requested by the Agent to confirm that such Equipment satisfies the criteria for Eligible Inventory.

          3.2.2 Invoices. At least five (5) Business Days before each Loan hereunder with respect to any acquisition of Equipment by Borrower, Agent shall have received invoice and such other information related to the purchase of each item of Equipment as Agent shall reasonably request to confirm that the proceeds of the requested Loan will not be used to finance more than eighty percent (80.0%) of the Invoice Price of such Equipment.

          3.2.3 Title to Equipment. At least five (5) Business Days before each Loan hereunder with respect to any acquisition of Equipment by Borrower, Agent shall have received such documents and copies of instruments of title as Agent shall reasonably request to confirm that upon the consummation of such acquisition, Borrower shall have acquired of record (or if such Equipment is to be acquired of record by an Owner Trustee, the beneficial interest in) such Equipment, free and clear of any Liens or other encumbrances on title (other than Permitted Liens).

          3.2.4  Approval  of Loan.  Approval of such  requested  Loan by Agent,
after  review  of  the  lessee,   Equipment,   Lease  and  any  other   material
circumstances relating to the Loan.

          3.2.5 Leases. Prior to the Funding Date of any such Loan, if available, and in no event later than five (5) Business Days following such Funding Date, Borrower shall have delivered to Agent, on behalf of Lenders, the original executed counterparts of each Lease or schedules thereto or other chattel paper, if any, relating to such Equipment and Eligible Inventory (other than with respect to Railcars if such Railcars are leased pursuant to a master lease, in which event Borrower shall deliver to Agent the applicable schedule(s) to such master lease), against which the Loan is to be made.

          3.2.6 No Event of Default. No event shall have occurred and be continuing or would result from the making of any Loan on such Funding Date which constitutes an Event of Default or Potential Event of Default under this Agreement or under (and as separately defined in) the Growth Fund Agreement, or which with notice or lapse of time or both would constitute an Event of Default or Potential Event of Default under this Agreement or under the Growth Fund Agreement.

          3.2.7 Officer's Certificate. Agent shall have received a certificate, dated as of the Funding Date, of the Chief Financial Officer or Corporate Controller of Borrower to the effect that (i) all representations and warranties contained in the Loan Documents are true, accurate and complete in all material respects with the same effect as though such representations and warranties had been made on and as of such Funding Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall be true, accurate and complete in all material respects as of such earlier date), (ii) Borrower shall have either available cash or have received a capital contribution from TEC for the purpose of funding at least twenty percent (20.0%) of the Invoice Price of the Equipment to be financed with such requested Loan, and if such a capital contribution has been made, attaching a certificate of the Chief Financial Officer or Corporate Controller of TEC to the effect that the making of such capital contributions has not caused TEC to cease to be Solvent and (iii) from the perspective of prudent portfolio diversity and management, given the Growth Funds' then existing portfolio, such Equipment is of a type, model, age and condition consistent with the investment objectives of the Growth Funds.

          3.2.8 Officer's Certificate - Leases. Agent shall have received a certificate, dated as of the Funding Date of the Chief Financial Officer or Corporate Controller of Borrower with respect to each Lease relating to an item of Equipment being financed with such Loan to the effect that:

               (a) The Lease constitutes the entire agreement of the parties thereto and no party thereto shall be bound except in accordance therewith;

               (b) No amendments, modifications, supplements or addenda have been made to, or schedules attached to, the Lease except as disclosed in such certificate and the sole original thereof having been delivered to Agent;

               (c) No material default exists under the Lease as of the date of the Loan;

               (d) The Lease constitutes the valid contract of Borrower and each lessee that is a party to the Lease, and shall at all times be enforceable against each such lessee in accordance with its terms, subject to the limitations on enforceability imposed by bankruptcy and creditors' rights laws and the general principles of equity, and each party thereto has executed the Lease with full power, authority and capacity to contract;

               (e) Borrower is the sole owner and lessor of the Equipment covered by the Lease;

               (f) The lessee is responsible for the payment of all taxes, insurance and similar charges so that all Lease payments will be net to Borrower (except with respect to Leases covering time charters for marine vessels, railcars and trailers consistent with industry standards for such type of leases);

               (g) Borrower has not and will not give or loan to any lessee that is a party to the Lease, directly or indirectly, any unpaid rent or other amount due or to become due under the Lease; and

               (h) No rentals, fees, costs, expenses or charges paid or payable by any lessee under the Lease violate any known statute, rule, regulation, court ruling or other regulation or limitation relating to the maximum fees, costs, expenses or charges permitted in any state in which the Equipment is located or in which the lessee is located, resides or is domiciled, or in which the transaction was consummated, or in any other state which has jurisdiction of the Equipment, Lease or lessee.

          3.2.9 Insurance. The insurance required to be maintained by Borrower pursuant to the Loan Documents shall be in full force and effect.

          3.2.10 Warranty of TEC AcquiSub. Agent shall have received from Borrower its written representation and warranty that upon delivery of the purchase price and the executed bill of sale or similar instrument of title, a true and correct copy of which is to be attached, Borrower (or if an Owner Trustee or Marine Subsidiary is to acquire record title, such Owner Trustee or Marine Subsidiary) shall acquire good title to the item of Equipment against which the Loan is to be made, free and clear of all Liens and other encumbrances on title (other than Permitted Liens).

          3.2.11 Other Instruments. Agent shall have received such other instruments and documents as it may have reasonably requested from Borrower in connection with the Loans to be made on such date.

     3.3 Further Conditions to All Loans. Notwithstanding anything to the contrary contained in this Agreement, unless waived in writing by Requisite Lenders, no Lender shall have any obligation hereunder to make any Advance if any of the following events shall occur:

          3.3.1 General Partner or Manager. FSI shall have ceased to be the sole general partner of any Growth Fund or the sole manager of Income Fund I, whether due to the voluntary or involuntary withdrawal, substitution, removal or transfer of FSI from or of all or any portion of FSI's general partnership interest in any Growth Fund or capital contribution in Income Fund I.

          3.3.2 Removal of General Partner or Manager. Twenty five percent (25.0%) or more of the limited partners (measured by such partners' percentage interest) of any Equipment Growth Fund shall at any time vote to remove FSI as the general partner of such Equipment Growth Fund or a majority in interest of Class A members, as that term is defined in the Operating Agreement of Income Fund I, of Income Fund I shall at any time vote to remove FSI as the manager of Income Fund I, in each case, regardless of whether FSI is actually removed.

          3.3.3 Cash Balances. The Equipment Growth Funds of which FSI is the sole general partner shall at any time fail to maintain unrestricted cash balances totaling, in the aggregate, $10,000,000.

          3.3.4 Purchaser. Borrower or its Subsidiaries, Growth Funds, FSI or its Subsidiaries shall have ceased to be the purchaser of Eligible Inventory for any Growth Fund.

SECTION 4.  BORROWER'S REPRESENTATIONS AND WARRANTIES.

         Borrower hereby warrants and represents to Agent and each Lender as follows, and agrees that each of said warranties and representations shall be deemed to continue until full, complete and indefeasible payment and performance of the Obligations and shall apply anew to each borrowing hereunder:

     4.1 Existence and Power. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of California and is duly qualified and licensed as a foreign corporation and authorized to do business in each jurisdiction within the United States where its ownership of Property and assets or conduct of business requires such qualification. Borrower has the corporate power and authority, rights and franchises to own its Property and assets and to carry on its business as now conducted. Borrower has the corporate power and authority to execute, deliver and perform the terms of the Loan Documents (to the extent it is a party thereto) and all other instruments and documents contemplated hereby or thereby.

     4.2 Loan Documents and Note Authorized; Binding Obligations. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which Borrower is a party and payment of the Notes have been duly authorized by all necessary and proper corporate action on the part of Borrower. The Loan Documents constitute legally valid and binding obligations of Borrower, enforceable against Borrower, to the extent Borrower is a party thereto, in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

     4.3 No Conflict; Legal Compliance. The execution, delivery and performance of this Agreement, and each of the other Loan Documents and the execution, delivery and payment of the Notes will not: (a) contravene any provision of Borrower's articles of incorporation or bylaws; (b) contravene, conflict with or violate any applicable law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, which contravention, conflict or violation, in the aggregate, may have a Material Adverse Effect; or (c) violate or result in the breach of, or constitute a default under any indenture or other loan or credit agreement, or other agreement or instrument to which Borrower is a party or by which Borrower, or its Property and assets may be bound or affected. Borrower is not in violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which it is a party, the non-compliance with, the violation or breach of or the default under which would, with reasonable likelihood, have a Material Adverse Effect.

     4.4 Financial Condition. FSI's audited consolidated financial statements as of December 31, 1997, and Borrower's and FSI's unaudited consolidated financial statements as of September 30, 1998, copies of which heretofore have been delivered to Agent by Borrower, and all other financial statements and other data submitted in writing by Borrower to Agent or any Lender in connection with the request for credit granted by this Agreement, are true, accurate and complete in all material respects, and said financial statements and other data fairly present the consolidated financial condition of FSI, as of the date thereof, and have been prepared in accordance with GAAP, subject to fiscal year-end audit adjustments. There has been no material adverse change in the business, properties or assets, operations, prospects, profitability or financial or other condition of Borrower or FSI since December 31, 1997.

     4.5 Executive Offices. The current location of Borrower's chief executive offices and principal places of business is set forth on Schedule 4.5.

     4.6 Litigation. Except as set forth in Schedule 4.6, there are no claims, actions, suits, proceedings or other litigation pending or, to the best of Borrower's knowledge, after due inquiry, threatened against Borrower, at law or in equity before any Governmental Authority or, to the best of Borrower's knowledge, after due inquiry, any investigation by any Governmental Authority of Borrower's Properties or assets. Borrower has no Contingent Obligations.

     4.7 Material Contracts. Schedule 4.7 lists all currently effective contracts and agreements (whether written or oral) to which Borrower is a party. There are no material defaults under any such contract or agreement by Borrower. Borrower has delivered to Agent true and correct copies of all such contracts or agreements (or, with respect to oral contracts or agreements, written descriptions of the material terms thereof).

     4.8 Consents and Approvals. No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of Borrower or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which Borrower is a party or by which Borrower is bound, is required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents. Except as set forth in
Schedule 4.8, all consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by Borrower in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

     4.9 Other Agreements. Borrower is not a party to and is not bound by any agreement, contract, lease, license or instrument, and is not subject to any restriction under its respective charter or formation documents, which has, or is likely in the foreseeable future to have, a Material Adverse Effect. Borrower has not entered into and, as of the Closing Date does not contemplate entering into, any material agreement or contract with any Affiliate of Borrower on terms that are less favorable to Borrower than those that might be obtained at the time from Persons who are not such Affiliates.

     4.10 Employment and Labor  Agreements.  There are no employment  agreements
covering  management  of  Borrower  and  there  are  no  collective   bargaining
agreements or other labor agreements covering any employees of Borrower.

     4.11 ERISA. Borrower does not have any Employee Benefit Plan which is subject to ERISA.

     4.12 Labor Matters. There are no strikes or other labor disputes against or threatened against Borrower. All payments due from Borrower on account of employee health and welfare insurance which would, with reasonable likelihood, have a Material Adverse Effect if not paid have been paid or, if not due, accrued as a liability on the books of Borrower.

     4.13 Margin Regulations. Borrower does not own any "margin security", as that term is defined in Regulation U of the Federal Reserve Board, and the proceeds of the Loans under this Agreement will be used only for the purposes contemplated hereunder. None of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans under this Agreement to be considered a "purpose credit" within the meaning of Regulations T, U and X. Borrower will not take or permit any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

     4.14 Taxes. All federal, state, local and foreign tax returns, reports and statements required to be filed by Borrower have been filed with the appropriate Governmental Authorities where failure to file would, with reasonable likelihood, have a Material Adverse Effect, and all material Charges and other impositions shown thereon to be due and payable by Borrower have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or Borrower is contesting its liability therefore in good faith and has fully reserved all such amounts according to GAAP in the financial statements provided to Agent pursuant to Section 5.1. Borrower has paid when due and payable all material Charges upon the books of Borrower and no Government Authority has asserted any Lien against Borrower with respect to unpaid Charges. Proper and accurate amounts have been withheld by Borrower from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

     4.15  Environmental Quality.

          4.15.1 Except as specifically disclosed in Schedule 4.15, the on-going operations of Borrower comply in all material respects with all Environmental Laws.

          4.15.2 Except as specifically disclosed in Schedule 4.15, Borrower has obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its ordinary course operations, all such Environmental Permits are in good standing, and Borrower is in compliance with all material terms and conditions of such Environmental Permits.

          4.15.3 Except as specifically disclosed in Schedule 4.15, neither Borrower nor any of its present Property or operations is subject to any outstanding written order from or agreement with any Governmental Authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

          4.15.4 There are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Closing Date, of Borrower that would reasonably be expected to give rise to any Environmental Claim with a potential liability of Borrower in excess of $100,000 in the aggregate from any such condition, circumstance or Property.

     4.16 Trademarks, Patents, Copyrights, Franchises and Licenses. Borrower possesses and owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of its business as now operated.

     4.17 Full Disclosure. As of the Closing Date, no information contained in this Agreement, the other Loan Documents or any other documents or written materials furnished by or on behalf of Borrower to Agent or any Lender pursuant to the terms of this Agreement or any of the other Loan Documents contains any untrue or inaccurate statement of a material fact or omits to state a material fact necessary to make the statement contained herein or therein not misleading in light of the circumstances under which made.

     4.18 Other Regulations. Borrower is not: (a) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act or (b) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The making of the Loans hereunder and the application of the proceeds and repayment thereof by Borrower and the performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of the Investment Company Act or the Public Utility Holding Company Act, or any rule, regulation or order issued by the SEC thereunder.

     4.19 Solvency. Borrower is Solvent.

     4.20 Year 2000. Borrower has reviewed the areas within its business and operations which could be adversely affected by, and has developed or is developing a program to address on a timely basis, the "Year 2000 Problem" (that is, the risk that computer applications used by Borrower may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date on or after December 31, 1999), and have made related appropriate inquiry of material suppliers, vendors and customers. Based on such review and program, Borrower believes that the "Year 2000 Problem" would not with reasonable likelihood have or result in a Material Adverse Effect.

     4.21 Survival of Representations and Warranties. So long as any of the Commitments shall be available and until payment and performance in full of the Obligations, the representations and warranties contained herein shall have a continuing effect as having been true when made.

SECTION 5.                 BORROWER'S AFFIRMATIVE COVENANTS.

         Borrower covenants and agrees that, so long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, Borrower shall do or cause to have done all of the following:

     5.1 Records and Reports. Maintain a system of accounting administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and deliver to Agent or caused to be delivered to Agent:

          5.1.1 Quarterly Statements. As soon as practicable and in any event within sixty (60) days after the end of each quarterly accounting period of Borrower, FSI and PLMI, except with respect to the final fiscal quarter of each fiscal year, in which case as soon as practicable and in any event within one hundred twenty (120) days after the end of such fiscal quarter, consolidated and consolidating balance sheets of FSI and PLMI and a balance sheet of Borrower as at the end of such period and the related consolidated (and, as to statements of income only for FSI, consolidating) statements of income and stockholders' equity of Borrower and FSI and the related consolidated statements of income, stockholders' equity and cash flows of PLMI (and, as to statements of income only, consolidating) for such quarterly accounting period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous year, all in reasonable detail and certified by the Chief Financial Officer or Corporate Controller of Borrower, FSI and PLMI that they
(i) are complete and fairly present the financial condition of Borrower, FSI and PLMI as at the dates indicated and the results of their operations and changes in their cash flow for the periods indicated, (ii) disclose all liabilities of Borrower, FSI and PLMI that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent and (iii) have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustment;

          5.1.2 Annual Statements. As soon as practicable and in any event within one hundred twenty (120) days after the end of each fiscal year of Borrower, FSI and PLMI, consolidated and consolidating balance sheets of FSI and PLMI and a balance sheet of Borrower as at the end of such year and the related consolidated (and, as to statements of income only for FSI and PLMI, consolidating) statements of income, stockholders' equity and cash flows of Borrower, FSI and PLMI for such fiscal year, setting forth in each case, in comparative form the consolidated figures for the previous year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by a report thereon of an independent public accountant of recognized national standing selected by Borrower, FSI and PLMI and satisfactory to Agent, which report shall contain an opinion which is not qualified in any manner or which otherwise is satisfactory to Requisite Lenders, in their sole discretion, and (ii) in the case of such consolidating financial statements, certified by the Chief Financial Officer or Corporate Controller of FSI and PLMI;

          5.1.3 Borrowing Base Certificate. As soon as practicable, and in any event not later than fifteen (15) days after the end of each calendar month in which a Loan has been, or is outstanding, a Borrowing Base Certificate dated as of the last day of such month, duly executed by a Chief Financial Officer or Corporate Controller of Borrower, with appropriate insertions;

          5.1.4 Compliance Certificate. As soon as practicable, and in any event not later than forty-five (45) days after the end of each fiscal quarter of Borrower, a Compliance Certificate dated as of the last day of such fiscal quarter, duly executed by the Chief Financial Officer or Corporate Controller of Borrower, with appropriate insertions;

          5.1.5 Reports. At Agent's request, promptly upon receipt thereof, copies of all reports submitted to Borrower, FSI, TEC or PLMI by independent public accountants in connection with each annual, interim or special audit of the financial statements of Borrower, FSI, TEC or PLMI made by such accountants;

          5.1.6 Insurance Reports. (i) On the date six (6) months after the Closing Date and thereafter upon Agent's reasonable request, which request shall not be made more than once during any calendar year (unless an Event of Default shall have occurred and be continuing, in which event such limitation shall not apply), a report from Borrower's insurance broker, in such detail as Agent may reasonably request, as to the insurance maintained or caused to be maintained by Borrower pursuant to this Agreement, demonstrating compliance with the requirements hereof and thereof, and (ii) as soon as possible and in no event later than fifteen (15) days prior to the expiration date of any insurance policy of Borrower, a written confirmation that such policy is in process of renewal and is not terminated or subject to a notice of non-renewal from such Borrower's insurance broker; provided, however, that Borrower shall give Agent prompt written notice if changes affecting risk coverage will be made to such policy or if the policy will be canceled;

          5.1.7 Certificate of Responsible Officer. Promptly upon any officer of Borrower obtaining knowledge (i) of any condition or event which constitutes an Event of Default or Potential Event of Default under this Agreement, (ii) that any Person has given any notice to Borrower, FSI, TEC or PLMI or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 8.1.2, (iii) of the institution of any litigation or of the receipt of written notice from any Governmental Authority as to the commencement of any formal investigation involving an alleged or asserted liability of Borrower of any amount and of FSI, TEC or PLMI equal to or greater than $500,000 or any adverse judgment in any litigation involving a potential liability of Borrower of any amount and of FSI, TEC or PLMI equal to or greater than $500,000, or (iv) of a material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of Borrower, FSI, TEC or PLMI, a certificate of a Responsible Officer of Borrower, specifying the notice given or action taken by such Person and the nature of such claimed default, Event of Default, Potential Event of Default, event or condition and what action Borrower, FSI, TEC or PLMI has taken, is taking and proposes to take with respect thereto;

          5.1.8 Employee Benefit Plans. Promptly upon becoming aware of the occurrence of any (i) Termination Event in connection with any Pension Plan or
(ii) "prohibited transaction" (as such term is defined in ERISA and the Code) in connection with any Employee Benefit Plan or any trust created thereunder, a written notice specifying the nature thereof, what action Borrower or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the IRS or the PBGC with respect thereto;

          5.1.9 ERISA Notices. With reasonable promptness, copies of (i) all notices received by Borrower or any of its ERISA Affiliates of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (ii) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by Borrower or any of its ERISA Affiliates with the IRS with respect to each Pension Plan covering employees of Borrower, and (iii) all notices received by Borrower or any of its ERISA Affiliates from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA;

          5.1.10 Pension Plans. Promptly upon receipt by Borrower any challenge by the IRS to the qualification under Section 401 or 501 of the Code of any Pension Plan;

          5.1.11 SEC Reports. As soon as available and in no event later than five (5) days after the same shall have been filed with the SEC, a copy of each Form 8-K Current Report, Form 10-K Annual Report, Form 10-Q Quarterly Report, Annual Report to Shareholders, Proxy Statement and Registration Statement of PLMI;

          5.1.12 Tax Returns. Upon the request of Agent, copies of all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by or on behalf of Borrower, FSI, TEC and PLMI; and

          5.1.13 Additional Information. Such other information respecting the condition or operations, financial or otherwise, of Borrower and PLMI and its Subsidiaries as Agent or any Lender may from time to time reasonably request, and such information regarding the lessees under Leases as Borrower from time to time receives or Agent or any Lender reasonably requests.

          All financial statements of Borrower, FSI and PLMI to be delivered by Borrower, FSI and PLMI to Agent pursuant to this Section 5.1 will be complete and correct and present fairly the financial condition of Borrower, FSI and PLMI as of the date thereof; will disclose all liabilities of Borrower, FSI and PLMI that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and will have been prepared in accordance with GAAP. All tax returns submitted to Agent by Borrower, FSI and PLMI will, to the best of Borrower's, FSI's and PLMI's knowledge, after due inquiry, be true and correct. Borrower, FSI and PLMI hereby agree that each time either submits a financial statement or tax return to Agent, Borrower, FSI and PLMI shall be deemed to represent and warrant to Lenders that such financial statement or tax return complies with all of the preceding requirements set forth in this paragraph.

         Statements of financial performance required to be provided by Borrower to Agent pursuant to this Section 5.1 shall (i) include a statement that the Year 2000 remediation efforts of Borrower are proceeding as scheduled and no Material Adverse Effect is expected to result from the "Year 2000 Problem" (within the meaning of such term set forth in Section 4.20) or such remediation efforts and (ii) indicate whether an auditor, regulator or third party consultant has issued a management letter or other communication regarding the Year 2000 exposure, program or progress of Borrower.

     5.2 Existence; Compliance with Law. Borrower shall preserve and maintain its existence and all of its licenses, permits, governmental approvals, rights, privileges and franchises necessary or desirable in the normal conduct of its business as now conducted or presently proposed to be conducted (including, without limitation, its qualification to do business in each jurisdiction in which such qualification is necessary or desirable in view of its business); to conduct its business in an orderly and regular manner; and comply with (a) the provisions of its articles of incorporation and bylaws and (b) the requirements of all applicable laws, rules, regulations or orders of any Governmental Authority and requirements for the maintenance of Borrower's insurance, licenses, permits, governmental approvals, rights, privileges and franchises, except, in either case, to the extent that the failure to comply therewith would not, in the aggregate, with reasonable likelihood, have a Material Adverse Effect.

     5.3 Insurance. Borrower shall maintain and keep in force insurance of the types and in amounts then customarily carried in lines of business similar to that of Borrower including, but not limited to, fire, extended coverage, public liability, property damage, environmental hazard and workers' compensation, in each case carried with financially sound Persons and in amounts satisfactory to the Requisite Lenders (subject to commercial reasonableness as to each type of insurance); provided, however, that the types and amounts of insurance shall not provide any less coverage for Borrower than provided as of the Closing Date by the existing blanket policies of insurance for PLMI and its Subsidiaries. All such policies of property insurance carry endorsements naming Agent as principal loss payee as to any property owned by Borrower and all such policies as to liability insurance shall carry endorsements naming Agent and each Lender as an additional insured, and in each case indicating that (i) any loss thereunder shall be payable to Agent or Lenders, as the case may be, notwithstanding any action, inaction or breach of representation or warranty by Borrower; (ii) there shall be no recourse against any Lender for payment of premiums or other amounts with respect thereto, and (iii) at least fifteen (15) days' prior written notice of cancellation, lapse or material change in coverage shall be given to Agent by the insurer.

     5.4 Taxes and Other Liabilities. Promptly pay and discharge all material Charges when due and payable, except (a) such as may be paid thereafter without penalty or (b) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. Borrower shall promptly notify Agent of any material challenge, contest or proceeding pending by or against Borrower or against PLMI or any of its other Subsidiaries before any taxing authority.

     5.5 Inspection Rights; Assistance. At any reasonable time and from time to time during normal business hours, permit Agent or any Lender or any agent, representative or employee thereof, to examine and make copies of and abstracts from the financial records and books of account of Borrower and other documents in the possession or under the control of Borrower relating to any obligation of Borrower arising under or contemplated by this Agreement, and to visit the offices of Borrower to discuss the affairs, finances and accounts of Borrower with any of the officers of Borrower, and, upon reasonable notice and during normal business hours (unless an Event of Default or Potential Event of Default shall have occurred and be continuing, in which event no notice is required) to conduct audits of and appraise the Equipment. Such audits and appraisals shall be subject to the lessee's right to quiet enjoyment as set forth in the respective Lease.

     5.6 Maintenance of Facilities; Modifications; Performance of Leases.

          5.6.1 Maintenance of Facilities. Borrower shall keep its Properties which are useful or necessary to Borrower in good repair and condition, normal wear and tear excepted, and from time to time make necessary repairs thereto, and renewals and replacements thereof so that Borrower's Properties shall be fully and efficiently preserved and maintained.

          5.6.2 Certain Modifications to the Equipment. Subject to Section 5.6.1, Borrower shall promptly make, or cause to be made, all modifications, additions and adjustments to the Eligible Inventory as may from time to time be required by any Governmental Authority having jurisdiction over the operation, safety or use thereof.

          5.6.3 Performance of Leases. Borrower shall timely perform in all material respects each of its covenants and obligations under the Leases to which it is a party.

     5.7 Supplemental Disclosure. From time to time as may be necessary (in the event that such information is not otherwise delivered by Borrower to Agent or Lenders pursuant to this Agreement), so long as there are Obligations outstanding hereunder, disclose to Agent in writing any material matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described by Borrower in this Agreement or any of the other Loan Documents (including all Schedules and Exhibits hereto or thereto) or which is necessary to correct any information set forth or described by Borrower hereunder or thereunder or in connection herewith which has been rendered inaccurate thereby.

     5.8 Further Assurances. In addition to the obligations and documents which this Agreement expressly requires Borrower to execute, deliver and perform, Borrower shall execute, deliver and perform any and all further acts or documents which Agent or Lenders may reasonably require to effectuate the purposes of this Agreement or any of the other Loan Documents.

     5.9 Lockbox. Borrower shall unless otherwise directed in writing by Agent, cause all remittances made by the obligor under any Lease to be made to a lock box (the "Lockbox") maintained with FUNB pursuant to the Lockbox Agreement. Unless otherwise directed by Agent in writing, all invoices and other instructions submitted by Borrower to the obligor relating to Lease payments shall designate the Lockbox as the place to which such payments shall be made.

     5.10 Environmental Laws. Borrower shall conduct its operations and keep and maintain its Property in material compliance with all Environmental Laws.

     5.11 Equipment Purchase Agreement. Borrower shall, upon the request of Agent, which request may be made with respect to any Loan on or after the date which is one hundred twenty (120) days after the Funding Date of such Loan, deliver to Agent an Equipment Purchase Agreement with respect to the Equipment against which such Loan was made.

SECTION 6. BORROWER'S NEGATIVE COVENANTS.

         So long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, Borrower covenants and agrees as follows:

     6.1 Liens; Negative Pledges; and Encumbrances. Borrower shall not create, incur, assume or suffer to exist, and shall not permit any Marine Subsidiary or Owner Trustee to create, incur, assume or suffer to exist, any Lien of any nature upon or with respect to any of their respective Property, whether now or hereafter owned, leased or acquired, except (collectively, the "Permitted Liens"):

          6.1.1 Liens granted in favor of Agent on behalf of Lenders under the Security Agreement and the other Security Documents;

          6.1.2 Liens for Charges if payment shall not at the time be required to be made in accordance with Section 5.4;

          6.1.3 Liens in respect of pledges, obligations or deposits (i) under workers' compensation laws, unemployment insurance and other types of social security or similar legislation, (ii) in connection with surety, appeal and similar bonds incidental to the conduct of litigation, (iii) in connection with bid, performance or similar bonds and mechanics', laborers' and materialmen's and similar statutory Liens not then delinquent; or (iv) incidental to the conduct of the business of Borrower, any Marine Subsidiary or any Owner Trustee and which were not incurred in connection with the borrowing of money or the obtaining of advances or credit; provided that the Liens permitted by this
Section 6.1.3 do not in the aggregate materially detract from the value of any assets or property of or materially impair the use thereof in the operation of the business of Borrower or any Owner Trustee; and provided further that the adverse determination of any claim or liability, contingent or otherwise, secured by any of such Liens would not either individually or in the aggregate, with reasonable likelihood, have a Material Adverse Effect; and

          6.1.4 Permitted Rights of Others.

     6.2 Acquisitions. Borrower shall not, and shall not permit any Marine Subsidiary to, make any Acquisition or enter into any agreement to make any Acquisition, except with respect to the formation of Marine Subsidiaries and the purchase of Equipment in the ordinary course of its or their respective business.

     6.3 Limitations on Indebtedness. Borrower shall not, and shall not permit any Marine Subsidiary or Owner Trustee to, create, incur, assume or suffer to exist, any Indebtedness or Contingent Obligation; provided, however, that this
Section 6.3 shall not be deemed to prohibit:

          6.3.1 The Obligations to Lenders and Agent arising under this Agreement and the other Loan Documents; and

          6.3.2 With the prior written consent of Agent, Indebtedness incurred in respect of the deferred purchase price for an item of Eligible Inventory to be financed with the proceeds of a Loan hereunder, but only to the extent that the incurrence of such Indebtedness is customary in the industry with respect to the purchase of this type of equipment (provided that such Indebtedness shall only be permitted under this clause (b) if, taking into account the incurrence of such Indebtedness, Borrower shall not be in violation of any of the financial covenants set forth in Section 7 if measured as of the date of incurrence as determined by GAAP).

     6.4 Use of Proceeds. Borrower and FSI shall not, and shall not permit any Marine Subsidiary or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of Borrower or FSI to, use the proceeds of any Loan except for the purpose set forth in Section 2.1.3, and shall not, and shall not permit any such Marine Subsidiary or such Owner Trustee to, use the proceeds to repay any loans or advances made by any other Person.

     6.5 Disposition of Assets. Borrower shall not, and shall not permit any Marine Subsidiary or any Owner Trustee to, sell, assign or otherwise dispose of, any of its or their respective assets, except for full, fair and reasonable consideration, or enter or permit any Marine Subsidiary or Owner Trustee to enter into any sale and leaseback agreement covering any of its fixed or capital assets. In this regard, Borrower shall not sell, assign or dispose of, and shall not permit any Marine Subsidiary or Owner Trustee to sell, assign or dispose of, any partial record or beneficial ownership interest in any Eligible Inventory, except upon the payment in cash to Borrower or such Marine Subsidiary or Owner Trustee of a purchase price equal to the ratable portion of the Invoice Price paid by Borrower or such Marine Subsidiary or Owner Trustee for such item of Eligible Inventory so sold, assigned or otherwise disposed of, which cash purchase price is received by Borrower or such Marine Subsidiary or Owner Trustee will be subject to mandatory prepayment pursuant to Section 2.2.3(c).

     6.6 Restricted Payments. Borrower shall not declare or make any dividend payment or other distribution of assets, properties, cash, rights, obligations or securities on account of any shares of any class of its capital stock, or purchase, redeem or otherwise acquire for value any shares of its capital stock or any warrants, rights or options to acquire such shares, now or hereafter outstanding; except that Borrower may, (a) following the resale of any item of Eligible Inventory to PLMI, any Equipment Growth Fund or any third party and after having repaid in full the Loan advanced by Lender to finance the acquisition of such Eligible Inventory, dividend the remaining proceeds of such resale to TEC and (b) no more frequently than monthly and in no event prior to such time has Borrower shall have made payment in full of all interest on the Loans funded hereunder accrued through the last day of the previous calendar month, Borrower may dividend its net profits (revenues less interest and operating expenses) to TEC.

     6.7 Restriction on Fundamental Changes. Borrower shall not, and shall not permit any Marine Subsidiary to, enter into any transaction of merger, consolidation or recapitalization, directly or indirectly, whether by operation of law or otherwise, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, Property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, Property or assets of, or stock or other evidence of beneficial ownership of, any Person, except for the formation of Marine Subsidiaries, the sale and transfer of all of its ownership interest (whether Stock or otherwise) in any Marine Subsidiary to an Equipment Growth Fund and the acquisition or resale of Equipment in the ordinary course of business and as contemplated by this Agreement.

     6.8 Transactions with Affiliates. Borrower shall not, and shall not permit any Marine Subsidiary to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its Affiliates on terms that are less favorable to Borrower or such Marine
Subsidiary than those that might be obtained at the time from Persons who are not such Affiliates.

     6.9 No Loans to Affiliates. Borrower shall not make any loans to any of its Affiliates other than to its Marine Subsidiaries.

     6.10 No Investment. Borrower shall not make or suffer to exist, or permit or suffer any of its Marine Subsidiaries to make or suffer to exist, any Investment except the sharing arrangements with respect to Equipment which are shared with Equipment Growth Funds.

     6.11 Maintenance of Business. Borrower shall not engage in any business other than the purchase of transportation equipment and the operation, leasing, remarketing and resale of such equipment.

     6.12 No Modification to Leases. Borrower shall not modify or agree to modify any material term of any Lease to which it is a party without the written consent of Agent, which consent will not be unreasonably withheld. For purposes of this Section 6.12, material Lease terms shall include, without limitation, terms relating to lease payments, maturity and the amount and scope of the lessee's insurance coverage.

     6.13 No Subsidiaries. Borrower shall not create any Subsidiaries except Marine Subsidiaries.

     6.14 Amendments of Charter Documents. Borrower shall not amend its articles of incorporation, bylaws and any other charter documents or permit any Marine Subsidiary to amend its articles of incorporation, bylaws or other charter documents.

     6.15 Events of Default. Borrower shall not take or omit to take any action, which act or omission would, with the lapse of time, or otherwise constitute (a) a default, event of default or Event of Default under any of the Loan Documents or (b) a default or an event of default under any other material agreement, contract, lease, license, mortgage, deed of trust or instrument to which it is a party or by which it or any of its Properties or assets is bound, which default or event of default would, with reasonable likelihood, have a Material Adverse Effect.

     6.16         ERISA.

          6.16.1 Borrower shall not incur any obligation to contribute to a Pension Plan required by a collective bargaining agreement or as a consequence of the acquisition of an ERISA Affiliate, unless (i) Borrower shall notify Agent in writing that it intends to incur such obligation and (ii) after Agent's receipt of such notice, Requisite Lenders consent to the establishment or maintenance of, or Borrower's incurring an obligation to contribute to, the Pension Plan, which consent may not unreasonably be withheld but may be subject to such reasonable conditions as Requisite Lenders may require.

          6.16.2 If Borrower or any ERISA Affiliate of Borrower incurs any obligation to contribute to any Pension Plan, then Borrower shall not (i) terminate, or permit such ERISA Affiliate to terminate, any Pension Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect or (ii) make or permit such ERISA Affiliate to make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect.

     6.17 No Use of Any Lender's Name. Borrower shall not use or authorize others to use any Lender's name or marks in any publication or medium, including, without limitation, any prospectus, without such Lender's advance written authorization.

     6.18 Certain Accounting Changes. Borrower shall not change its fiscal year end from December 31, nor make any change in its accounting treatment and reporting practices except as permitted by GAAP; provided, however, that should Borrower change its accounting treatment or reporting practices in a way that would cause a change in the calculation, or in the results of a calculation, of any of the financial covenants set forth in Section 7, below, then Borrower, shall continue to calculate such covenants as if such accounting treatment or reporting practice had not been changed unless otherwise agreed to by Requisite Lenders.

SECTION 7.                 FINANCIAL COVENANTS OF BORROWER.

          Borrower covenants and agrees that, so long as the Commitments hereunder shall be available, and until full, complete and indefeasible payment and performance of the Obligations, including, without limitation, all Loans evidenced by any Note, unless Requisite Lenders shall otherwise consent in writing, Borrower shall perform the following financial covenants. Borrower agrees and understands that (except as expressly provided herein) all covenants under this Section 7 shall be subject to quarterly compliance (as measured on the last day of each fiscal quarter of Borrower), and in each case review by Lenders of the respective fiscal quarter's consolidated financial statements delivered to Agent by Borrower pursuant to Section 5.1.

     7.1 Minimum Consolidated Tangible Net Worth. Borrower shall at all times maintain a Consolidated Tangible Net Worth of not less than twenty percent (20.0%) of the net book value of Eligible Inventory.

SECTION 8.                 EVENTS OF DEFAULT AND REMEDIES.

     8.1 Events of Default. The occurrence of any one or more of the following shall constitute an Event of Default:

          8.1.1 Failure to Make Payments. Borrower, FSI or any Owner Trustee fails to pay any sum due to Lenders or Agent arising under this Agreement, the Note or any of the other Loan Documents when and as the same shall become due and payable, whether by acceleration or otherwise and such failure shall not have been cured to Lenders' satisfaction within five (5) calendar days; or

          8.1.2 Other Agreements. (a) Borrower or any Marine Subsidiary or any Owner Trustee thereof defaults in the repayment of any principal of or the payment of any interest on any Indebtedness of Borrower or such Marine Subsidiary or Owner Trustee, or breaches any term of any evidence of such Indebtedness or defaults in any payment in respect of any Contingent Obligation,
(b) FSI, TEC or any Owner Trustee thereof defaults in the repayment of any principal of or the payment of any interest on any Indebtedness of FSI or TEC, respectively, or breaches any term of any evidence of such Indebtedness or defaults in any payment in respect of any Contingent Obligations (excluding, as to FSI, any Contingent Obligations of FSI arising solely as a result of FSI's status as a general partner of any Person other than Borrower), in each case exceeding, in the aggregate outstanding principal amount, $2,000,000, (c) Borrower, any Marine Subsidiary, FSI, TEC or any Owner Trustee breaches or violates any term or provision of any evidence of such Indebtedness or Contingent Obligation or of any such loan agreement, mortgage, indenture, guaranty or other agreement relating thereto if the effect of such breach is to permit acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement and such failure shall not have been cured within the applicable cure period, or there is an acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement, or (d) PLMI defaults in the repayment of any principal of or the payment of any interest on any Indebtedness, including, without limitation, Indebtedness arising under or in respect of the Senior Agreement or defaults in any payment in respect of any Contingent Obligation, in each case exceeding, in the aggregate outstanding principal amount, $2,000,000, or PLMI breaches or violates any term or provision of any evidence of such Indebtedness or Contingent Obligation or of any such loan agreement, mortgage, indenture, guaranty or other agreement relating thereto with the result that such Indebtedness or Contingent Obligation becomes or is caused to become then due and payable in its entirety, whether by acceleration of otherwise; or

          8.1.3 Breach of Covenants. Borrower fails or neglects to perform, keep or observe any of the covenants contained in Sections 2.1.3, 5.2, 5.3, 5.9, 5.11, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9, 6.10, 6.11, 6.12, 6.13 and 6.14,
or any of the financial covenants contained in Section 7 of this Agreement; or

          8.1.4 Breach of Representations or Warranties. Any representation or warranty made by or on behalf of Borrower or FSI in this Agreement or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false, misleading or incomplete in any material respect when made; or

          8.1.5 Failure to Cure. Except as provided in Sections 8.1.1 and 8.1.3, Borrower, FSI or any Marine Subsidiary or Owner Trustee fails or neglects to perform, keep or observe any covenant or provision of this Agreement or of any of the other Loan Documents or any other document or agreement executed by Borrower, FSI or any Marine Subsidiary or Owner Trustee in connection therewith and the same has not been cured to Requisite Lenders' satisfaction within thirty
(30) calendar days after Borrower, FSI or any Marine Subsidiary or Owner Trustee shall become aware thereof, whether by written notice from Agent or any Lender or otherwise; or

          8.1.6 Insolvency. Borrower, any Marine Subsidiary, FSI, TEC, PLMI or any Owner Trustee or any other guarantor of any of Borrower's or FSI's obligations to Lenders shall (i) cease to be Solvent, (ii) admit in writing its inability to pay its debts as they mature, (iii) make an assignment for the benefit of creditors, (iv) apply for or consent to the appointment of a receiver, liquidator, custodian or trustee for it or for a substantial part of its Properties or business, or such a receiver, liquidator, custodian or trustee otherwise shall be appointed and shall not be discharged within sixty (60) days after such appointment; or

          8.1.7 Bankruptcy Proceedings. Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against Borrower, any Marine Subsidiary, FSI, TEC, PLMI or any Owner Trustee or any other guarantor of any of Borrower's or FSI's obligations to Lenders or any order, judgment or decree shall be entered against Borrower, any Marine Subsidiary, FSI, TEC, PLMI or any Owner Trustee or any other guarantor of any of Borrower's or FSI's obligations to Lenders decreeing its dissolution or division; provided, however, with respect to an involuntary petition in bankruptcy, such petition shall not have been dismissed within sixty (60) days after the filing of such petition; or

          8.1.8 Material Adverse Effect. There shall have been a change in the assets, liabilities, financial condition, operations, affairs or prospects of Borrower, any Marine Subsidiary, FSI, TEC, PLMI or any Owner Trustee or any other guarantor of any of Borrower's or FSI's obligations to Lenders which, in the reasonable determination of Requisite Lenders has, either individually or in the aggregate, had a Material Adverse Effect; or

          8.1.9 Judgments, Writs and Attachments. There shall be a money judgment, writ or warrant of attachment or similar process entered or filed against Borrower, any Marine Subsidiary, FSI, TEC or any Owner Trustee which (net of insurance coverage) remains unvacated, unbonded, unstayed or unpaid or undischarged for more than sixty (60) days (whether or not consecutive) or in any event later than five (5) calendar days prior to the date of any proposed sale thereunder, which, together with all such other unvacated, unbonded, unstayed, unpaid and undischarged judgments or attachments against Borrower or any Marine Subsidiary in any amount; against FSI exceeds in the aggregate $500,000; against TEC exceeds in the aggregate $500,000; or against any Owner Trustee exceeds in the aggregate $1,000,000; or against any combination of the foregoing Persons exceeds in the aggregate $1,000,000; or

          8.1.10 Legal Obligations. Any of the Loan Documents shall for any reason other than the full, complete and indefeasible satisfaction of the Obligations thereunder cease to be, or be asserted by Borrower, FSI, TEC or any Marine Subsidiary or Owner Trustee not to be, a legal, valid and binding obligation of Borrower, FSI, TEC or any such Marine Subsidiary or Owner Trustee, respectively, enforceable against such Person in accordance with its terms; or

          8.1.11 Growth Fund Agreement. Without limiting the generality of, and in addition to the events described in Section 8.1.1, the occurrence of any "Event of Default" as defined under the Growth Fund Agreement or any other loan or security document related to the Growth Fund Agreement; or

          8.1.12 Board of Directors. Borrower shall at any time fail either (i) to have at least one member of its board of directors be an outside independent director, not employed or otherwise engaged as an officer, employee, consultant, director or in any other capacity by PLMI or any of its Subsidiaries or (ii) to have (1) at least one member of its board of directors be a Person who is not a member of the board of directors of PLMI or any of its other Subsidiaries and
(2) at least one additional member of its board of directors be a Person who is not an inside director, whether employed as an officer or employee, of PLMI or any of its other Subsidiaries and is not the Chairman of the Board of PLMI; or

          8.1.13 Criminal Proceedings. A criminal proceeding shall have been filed in any court naming Borrower or any Marine Subsidiary or Owner Trustee as a defendant for which forfeiture is a potential penalty under applicable federal or state law which, in the reasonable determination of Requisite Lenders, may have a Material Adverse Effect; or

          8.1.14 Action by Governmental Authority. Any Governmental Authority enters a decree, order or ruling ("Government Action") which will materially and adversely affect Borrower's, any Marine Subsidiary's, FSI's, TEC's, or PLMI's financial condition, operations or ability to perform or pay such party's obligations arising under this Agreement or any instrument or agreement executed pursuant to the terms of this Agreement or which will similarly affect any Owner Trustee. Borrower or FSI shall have thirty (30) days from the earlier of the date (a) Borrower or FSI, as applicable, first discovers it is the subject of Government Action or (b) a Lender or any agency gives notice of Government Action to take such steps as are necessary to obtain relief from the Government Action. For the purpose of this paragraph, "relief from Government Action" means to discharge or to obtain a dismissal of or release or relief from (i) any Government Action so that the affected party or parties do not incur (v) any monetary liability in the case of Borrower or any Marine Subsidiary, (w) monetary liability of more than $500,000 in the case of FSI, (x) monetary liability of more than $500,000 in the case of TEC, (y) monetary liability of more than $1,000,000 in the case of PLMI, or (z) monetary liability of more than $1,000,000, in the aggregate, in the case of any combination of the foregoing Persons, or (ii) any disqualification of or other limitation on the operation of Borrower, any Marine Subsidiary, FSI, TEC, and PLMI, or any of them, which in the reasonable determination of the Requisite Lenders may have a Material Adverse Effect; or

          8.1.15 Governmental Decrees. Any Governmental Authority, including, without limitation, the SEC, shall enter a decree, order or ruling prohibiting the Equipment Growth Funds from releasing or paying to FSI any funds in the form of management fees, profits or otherwise which, in the reasonable determination of Requisite Lenders, may have a Material Adverse Effect.

     8.2 Waiver of Default. An Event of Default may be waived only with the written consent of Requisite Lenders, or if expressly provided, of all Lenders. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising therefrom.

     8.3 Remedies. Upon the occurrence and continuance of any Event of Default or Potential Event of Default, Lenders shall have no further obligation to advance money or extend credit to or for the benefit of Borrower.

         In addition, upon the occurrence and during the continuance of an Event of Default, Lenders or Agent, on behalf of Lenders, may, at the option of Requisite Lenders, do any one or more of the following, all of which are hereby authorized by Borrower:

          8.3.1 Declare all or any of the Obligations of Borrower under this Agreement, the Notes, the other Loan Documents and any other instrument executed by Borrower pursuant to the Loan Documents to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; provided that if such Event of Default is under Section 8.1.6 or 8.1.7, then all of the Obligations shall become immediately due and payable forthwith without the requirement of any notice or other action by Lenders or Agent;

          8.3.2  Terminate  this  Agreement  as  to  any  future   liability  or
obligation of Agent or Lenders; and

          8.3.3 Exercise in addition to all other rights and remedies granted hereunder, any and all rights and remedies granted under the Loan Documents or otherwise available at law or in equity.

     8.4          Set-Off.

          8.4.1 During the continuance of an Event of Default, any deposits or other sums credited by or due from any Lender to Borrower, TEC or FSI (exclusive of deposits in accounts expressly held in the name of third parties or held in trust for benefit of third parties) may be set-off against the Obligations and any and all other liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of Borrower, TEC or FSI to Lenders. Each Lender agrees to notify promptly Borrower, TEC or FSI and Agent of any such set-off; provided, that the failure to give such notice shall not affect the validity of any such set-off.

          8.4.2 Each Lender agrees that if it shall, whether by right of set-off, banker's lien or similar remedy pursuant to Section 8.4.1, obtain any payment as a result of which the outstanding and unpaid principal portion of the Commitments of such Lender shall be less than such Lender's Pro Rata Share of the outstanding and unpaid principal portion of the aggregate of all Commitments, such Lender receiving such payment shall simultaneously purchase from each other Lender a participation in the Commitments held by such Lenders so that the outstanding and unpaid principal amount of the Commitments and participations in Commitments of such Lender shall be in the same proportion to the unpaid principal amount of the aggregate of all Commitments then outstanding as the unpaid principal amount under the Commitments of such Lender outstanding immediately prior to receipt of such payment was to the unpaid principal amount of the aggregate of all Commitments outstanding immediately prior to such Lender's receipt of such payment; provided, however, that if any such purchase shall be made pursuant to this Section 8.4.2 and the payment giving rise thereto shall thereafter be recovered, such purchase shall be rescinded to the extent of such recovery and the purchase price restored without interest. Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Commitment deemed to have been so purchased may exercise any and all rights of set-off, banker's lien or similar remedy with respect to any and all moneys owing by Borrower to such Lender as fully as if such Lender held a Commitment in the amount of such participation.

     8.5 Rights and Remedies Cumulative. The enumeration of the rights and remedies of Agent and Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by Agent and Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of Agent and Lenders in exercising any right, power or privilege shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default or Potential Event of Default. No course of dealing between Borrower, Agent or any Lender or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the Loan Documents or to constitute a waiver of any Event of Default or Potential Event of Default.

SECTION 9.                 AGENT.

     9.1 Appointment. Each of the Lenders hereby irrevocably designates and appoints FUNB as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes FUNB as the Agent for such Lender to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against Agent. To the extent any provision of this Agreement permits action by Agent, Agent shall, subject to the provisions of this Section 9, take such action if directed in writing to do so by the Requisite Lenders.

     9.2 Delegation of Duties. Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

     9.3 Exculpatory Provisions. Neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of Borrower to perform its obligations hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the Properties, books or records of Borrower.

     9.4 Reliance by Agent. Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrower), independent accountants and other experts selected by Agent. Agent may deem and treat the payee of any promissory note issued pursuant to this Agreement as the owner thereof for all purposes unless such promissory note shall have been transferred in accordance with Section
11.10 hereof. Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of the Requisite Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders.

     9.5 Notice of Default. Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Event of Default hereunder unless Agent has received notice from a Lender or Borrower referring to this Agreement, describing such Event of Default or Potential Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall promptly give notice thereof to Lenders. The Agent shall take such action with respect to such Event of Default or Potential Event of Default as shall be reasonably directed by the Requisite Lenders; provided that unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Potential Event of Default as it shall deem advisable in the best interests of Lenders.

     9.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by Agent hereinafter taken, including any review of the affairs of Borrower, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of Borrower and FSI and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of Borrower and FSI. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Agent hereunder or by the other Loan Documents, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of Borrower and FSI which may come into the possession of Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

     9.7 Indemnification. Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrower and without limiting the obligation of Borrower to do so), ratably according to the respective amounts of their Pro Rata Share of the Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 9.7 shall survive the repayment of the Loans and all other amounts payable hereunder.

     9.8 Agent in Its Individual Capacity. Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with Borrower or FSI as though Agent were not Agent hereunder. With respect to Advances made or renewed by it, Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not Agent, and the terms "Lender" and "Lenders" shall include Agent in its individual capacity.

     9.9 Resignation and Appointment of Successor Agent. Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Lenders and Borrower; provided, however, that the retiring Agent shall continue to serve until a successor Agent shall have been selected and approved pursuant to this
Section 9.9. Upon any such notice, Agent shall have the right to appoint a successor Agent; provided, however, that if such successor shall not be a signatory to this Agreement, such appointment shall be subject to the consent of Requisite Lenders. Agent may be replaced by the Requisite Lenders, with or without cause; provided, however, that any successor agent shall be subject to Borrower's consent, which consent shall not be unreasonably withheld. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

SECTION 10.                EXPENSES AND INDEMNITIES.

     10.1 Expenses. Borrower agrees to pay promptly on demand, and, in any event, within thirty (30) days of the invoice date therefor, (a) all costs, expenses, charges and other disbursements (including, without limitation, all reasonable attorneys' fees and allocated expenses of outside counsel and in-house legal staff) incurred by or on behalf of Agent or any Lender in connection with the preparation of the Loan Documents and all amendments and modifications thereof, extensions thereto or substitutions therefor, and all costs, expenses, charges or other disbursements incurred by or on behalf of Agent or any Lender (including, without limitation all reasonable attorney's fees and allocated expenses of outside counsel and in-house legal staff) in connection with the furnishing of opinions of counsel (including, without limitation, any opinions requested by Lenders as to any legal matters arising hereunder) and of Borrower's performance of and compliance with all agreements and conditions contained herein or in any of the other Loan Documents on its part to be performed or complied with; (b) all other costs, expenses, charges and other disbursements incurred by or on behalf of Agent or any Lender in connection with the negotiation, preparation, execution, administration, continuation and enforcement of the Loan Documents, and the making of the Loans hereunder; (c) all costs, expenses, charges and other disbursements (including, without limitation, all reasonable attorney's fees and allocated expenses of outside counsel and in-house legal staff) incurred by or on behalf of Agent or FUNB in connection with the assignment or attempted assignment to any other Person of all or any portion of any Lender's interest under this Agreement pursuant to Section 11.10; and (d) regardless of the existence of an Event of Default or Potential Event of Default, all legal, appraisal, audit, accounting, consulting or other fees, costs, expenses, charges or other disbursements incurred by or on behalf of Agent or any Lender in connection with any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lenders, Agent, Borrower or any other Person) seeking to enforce any Obligations of, or collecting any payments due from, Borrower under this Agreement and the Notes, all of which amounts shall be deemed to be part of the Obligations. Notwithstanding anything to the contrary contained in this Section 10.1, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, all appraisals of the Eligible Inventory shall be at the expense of Lenders. If an Event of Default or Potential Event of Default shall have occurred and be continuing, such appraisals shall be at the expense of Borrower.

     10.2 Indemnification. Whether or not the transactions contemplated hereby shall be consummated:

          10.2.1 General Indemnity. Borrower shall pay, indemnify, and hold each Lender, Agent and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorney's fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrower shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

          10.2.2 Environmental Indemnity.

               (a) Borrower hereby agrees to indemnify, defend and hold harmless each Indemnified Person, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorneys' fees and the allocated cost of in-house counsel and internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any Property owned, leased or operated by Borrower. No action taken by legal counsel chosen by Agent or any Lender in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action (except for actions which constitute fraud, willful misconduct, gross negligence or material violations of law) shall vitiate or in any way impair Borrower's obligation and duty hereunder to indemnify and hold harmless Agent and each Lender. Agent and Lenders agree to use reasonable efforts to cooperate with Borrower respecting the defense of any matter indemnified hereunder, except insofar as and to the extent that their respective interests may be adverse to Borrower's, in Agent's and each Lenders' sole discretion.

               (b) In no event shall any site visit, observation, or testing by Agent or any Lender be deemed a representation or warranty that Hazardous Materials are or are not present in, on, or under the site, or that there has been or shall be compliance with any Environmental Law. Neither Borrower nor any other Person is entitled to rely on any site visit, observation, or testing by Agent or any Lender. Except as otherwise provided by law, neither Agent nor any Lender owes any duty of care to protect Borrower or any other Person against, or to inform Borrower or any other party of, any Hazardous Materials or any other adverse condition affecting any site or Property. Neither Agent nor any Lender shall be obligated to disclose to Borrower or any other Person any report or findings made as a result of, or in connection with, any site visit, observation, or testing by Agent or any Lender.

               10.2.3 Survival; Defense. The obligations in this Section 10.2 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrower shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's sole discretion, at the sole cost and expense of Borrower. All amounts owing under this Section 10.2 shall be paid within thirty (30) days after written demand.

SECTION 11.                MISCELLANEOUS.

     11.1 Survival. All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Documents and the making of the Loans hereunder.

     11.2 No Waiver by Agent or Lenders. No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege under this Agreement, any Note or any of the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

     11.3 Notices. Except as otherwise provided in this Agreement, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telex, facsimile, telecopy, computer transmission or by United States mail, registered or certified, return receipt requested, or by Federal Express or other nationally recognized overnight courier service, postage prepaid and confirmation of receipt requested, and addressed as set forth on the signature pages to this Agreement or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which the same shall have been personally delivered, with receipt acknowledged, or sent by telex, facsimile, telecopy or computer transmission (with appropriate answerback), three (3) Business Days after the same shall have been deposited in the United States mail or on the next succeeding Business Day if the same has been sent by Federal Express or other nationally recognized overnight courier service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

     11.4 Headings. Section and Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

     11.5 Severability. Whenever possible, each provision of this Agreement, each Note and each of the other Loan Documents shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement, any Note or any of the other Loan Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

     11.6 Entire Agreement; Construction; Amendments and Waivers.

          11.6.1 This Agreement, the Notes and each of the other Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement among Borrower, Lenders and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

          11.6.2 This Agreement is the result of negotiations between and has been reviewed by each of Borrower, the Lenders executing this Agreement as of the Closing Date and Agent and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrower, Lenders or Agent. Borrower, Lenders and Agent agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrower's, any Lender's or Agent's actual intentions.

          11.6.3 No amendment, modification, discharge or waiver of or consent to any departure by Borrower or FSI from, any provision in this Agreement or any of the other Loan Documents relating to (i) the definition of "Borrowing Base" or "Requisite Lenders," (ii) any increase of the amount of any Commitment, (iii) any reduction of principal, interest or fees payable hereunder, (iv) any postponement of any date fixed for any payment or prepayment of principal or interest hereunder or (v) this Section 11.6.3 shall be effective without the written consent of all Lenders. Any and all other amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of the Requisite Lenders. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on Borrower in any case shall entitle Borrower to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 11.6 shall be binding upon each Lender then party hereto and each subsequent Lender, and on Borrower.

     11.7 Reliance by Lenders. All covenants, agreements, representations and warranties made herein by Borrower shall, notwithstanding any investigation by Lenders or Agent be deemed to be material to and to have been relied upon by Lenders.

     11.8 Marshaling; Payments Set Aside. Lenders shall be under no obligation to marshal any assets in favor of Borrower or any other person or against or in payment of any or all of the Obligations. To the extent that Borrower makes a payment or payments to Lenders or Agent, or Lenders or Agent, on behalf of Lenders, enforce their or its Liens or exercises their or its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under Title 11 of the United States Code or under any other similar federal or state law, common law or equitable cause, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred

     11.9 No Set-Offs by Borrower. All sums payable by Borrower pursuant to this Agreement, any Note or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

     11.10 Binding Effect, Assignment.

         11.10.1 This Agreement, the Notes and the other Loan Documents shall be binding upon and shall inure to the benefit of the parties hereto and thereto and their respective successors and assigns, except that Borrower shall not assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of each Lender. Each Lender shall (a) have the right in accordance with this Section 11.10 to sell and assign to any Eligible Assignee all or any portion of its interest (provided that any such partial assignment shall not be for a principal amount of less than Five Million Dollars ($5,000,000)) under this Agreement, its respective Notes and the other Loan Documents, together with a ratable interest in the Growth Funds Agreement and the related Notes and other Loan Documents (as separately described and defined in those agreements), subject to the prior written consent of the affected Borrower, which consent shall not be unreasonably withheld, and (b) to grant any participation or other interest herein or therein, except that each potential participant to which a Lender intends to grant any rights under Sections 2.9, 2.10, 5.1 or 10.2 shall be subject to the prior written consent of the affected Borrower, which consent shall not be unreasonably withheld; provided, however, that no such sale, assignment or participation grant shall result in requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law.

         11.10.2 Subject to the limitations of this Section 11.10.2, each Lender may sell and assign, from time to time, all or any portion of its Pro Rata Share of the Commitments to any of its Affiliates or, with the approval of Borrower (which approval shall not be unreasonably withheld), to any other financial institution acceptable to Agent, subject to the assumption by such assignee of the share of the Commitments so assigned. The assignment to such Affiliate or other financial institution shall be evidenced by an Assignment and Assumption in the form of Exhibit G ("Assignment and Acceptance") executed by the assignor Lender (hereinafter from time to time referred to as the "Assignor Lender") and such Affiliate or other financial institution (which, upon such assignment shall become a Lender hereunder (hereinafter from time to time referred to as the "Assignee Lender")). The Assignment and Assumption need not include any of the economic or financial terms upon which such Assignee Lender receives the assignment from the Assignor Lender, and such terms need not be disclosed to or approved by Borrower; provided only that such terms do not diminish the obligations undertaken by such Assignee Lender in the Assignment and Assumption or increase the obligations of Borrower under this Agreement. Upon execution of such Assignment and Assumption, (i) the definition of "Commitments" in Section 1 hereof and the Pro Rata Shares set forth therein shall be deemed to be amended to reflect each Lender's share of the Commitments, giving effect to the assignment and (ii) the Assignee Lender shall, from the effective date of the instrument of assignment and assumption, be subject to all of the obligations, and entitled to all of the rights, of a Lender hereunder, except as may be expressly provided to the contrary in the Assignment and Assumption. To the extent the obligations hereunder of the Assignor Lender are assumed by the Assignee Lender, the Assignor Lender shall be relieved of such obligations. Upon the assignment of any interest by any Assignor Lender pursuant to this Section 11.10.2, such Assignor Lender agrees to supplement Schedule 1.1 to show the date of such assignment, the Assignor Lender, the Assignee Lender, the Assignee Lender's address for notice purposes and the amount of the Commitments so assigned. In connection and as a condition to each assignment hereunder, the Assignor Lendor agrees to pay or to cause the Assignee Lender to pay to Agent a processing fee f $3,500; provided that no processing fee shall be charged for any assignment to a Lender or a Lender Affiliate.

         11.10.3 Subject to the limitations of this Section 11.10.3, any Lender may also grant, from time to time, participation interests in the interests of such Lender under this Agreement, the Note and the other Loan Documents to any other financial institution without notice to, or approval of, Borrower. The grant of such a participation interest shall be on such terms as the granting Lender determines are appropriate, provided only that (i) the holder of such participation interest shall not have any of the rights of a Lender under this Agreement except, if the participation agreement expressly provides, rights under Sections 2.9, 2.10, 5.1 and 10.2, and (ii) the consent of the holder of such a participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than, if the participation agreement expressly provides, those which (A) increase the monetary amount of any Commitment, (B) decrease any fee or any other monetary amount payable to Lenders, or (C) extend the date upon which any monetary amount is payable to Lenders.

     11.11 Counterparts. This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto or thereto, delivery of each such counterpart to Agent.

     11.12 Equitable Relief. Borrower recognize that, in the event Borrower fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, any Note or any of the other Loan Agreements, any remedy at law may prove to be inadequate relief to Lenders or Agent; therefore, Borrower agrees that Lenders or Agent, if Lenders or Agents so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

     11.13 Written Notice of Claims; Claims Bar. BORROWER HEREBY AGREES THAT IT SHALL GIVE PROMPT WRITTEN NOTICE OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST ANY LENDER OR AGENT, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT, ANY NOTE OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR ANY ACT OR OMISSION TO ACT BY ANY LENDER OR AGENT WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO AGENT WITH REGARD TO ANY SUCH CLAIM OR CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY.

     11.14 Waiver of Punitive Damages. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, BORROWER HEREBY AGREES THAT IT SHALL NOT SEEK FROM LENDERS OR AGENT, UNDER ANY THEORY OF LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORY IN TORTS, ANY PUNITIVE DAMAGES.

     11.15 Governing Law. Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of California applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

     11.16 Waiver of Jury Trial. TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER AND FSI, BY EXECUTION HEREOF, AND THE AGENT AND EACH LENDER, BY ACCEPTANCE HEREOF, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE AGENT AND EACH LENDER TO ACCEPT THIS AGREEMENT AND THE NOTES EXECUTED AND DELIVERED BY BORROWER PURSUANT TO THIS AGREEMENT.

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER                         TEC ACQUISUB, INC.

                                 By /s/ Robert N. Tidball
                                    ------------------------------
                                    Robert N. Tidball
                                    President

                                 Notice to be sent to:

                                 TEC AcquiSub, Inc.
                                 One Market
                                 Steuart Street Tower, Suite 900
                                 San Francisco, CA  94105
                                 Attention:  Robert N. Tidball
                                             President
                                 Telephone:  415/896-1138
                                 Facsimile:  415/882-0860

                                 With a copy to:

                                 TEC AcquiSub, Inc.
                                 One Market
                                 Steuart Street Tower, Suite 900
                                 San Francisco, CA  94105
                                 Attention:                 General Counsel
                                 Telephone:                 415/896-1138
                                 Facsimile:                 415/882-0860

AGENT                            FIRST UNION NATIONAL BANK


                                 By /s/ Bill A. Shirley
                                    ----------------------------
                                 Printed Name:  Bill A. Shirley
                                 Title:  Senior Vice President

                                 Notice to be sent to:

                                 First Union National Bank
                                 One First Union Center
                                 301 South College Street
                                 Charlotte, NC  28288
                                 Attention:                 Russ Morrison
                                 Telephone:                 704/383-9687
                                 Facsimile:                 704/374-4092

LENDERS                          FIRST UNION NATIONAL BANK


                                 By /s/ Bill A. Shirley
                                    ------------------------------
                                 Printed Name:  Bill A. Shirley
                                 Title: Senior Vice President


                                 Notice to be sent to:

                                 First Union National Bank
                                 One First Union Center
                                 301 South College Street
                                 Charlotte, NC  28288
                                 Attention:                 Russ Morrison
                                 Telephone:                 704/383-9687
                                 Facsimile:                 704/374-4092

                               ACKNOWLEDGEMENT AND
                            REAFFIRMATION OF GUARANTY



         SECTION 1. PLM International, Inc. ("PLMI") hereby acknowledges and confirms that it has reviewed and approved the terms and conditions of this Agreement.

         SECTION 2. PLMI hereby consents to this Agreement and agrees that its Guaranty of the Obligations of Borrower under the Agreement shall continue in full force and effect, shall be valid and enforceable and shall not be impaired or otherwise affected by the execution of this Agreement or any other document or instrument delivered in connection herewith.

         SECTION 3. PLMI represents and warrants that, after giving effect to this Agreement, that all representations and warranties contained in its Guaranty are true, accurate and complete as if made the date hereof.


GUARANTOR                               PLM INTERNATIONAL, INC.


                                        By /s/ Robert N. Tidball
                                           ------------------------------
                                           Robert N. Tidball
                                           President

                                   SCHEDULE A

                                  (COMMITMENTS)


                                                               Pro
                                                              Rata
Lender                          Commitment                    Share

First Union National Bank       $24,500,000                   100%

                                INDEX OF EXHIBITS


Exhibit A                   Form of Revolving Promissory Note

Exhibit B                   Form of Borrowing Base Certificate

Exhibit C                   Form of Compliance Certificate

Exhibit D                   Form of Opinion of Counsel

Exhibit E                   Form of Notice of Borrowing

Exhibit F                   Form of Notice of Conversion/Continuation

Exhibit G                   Form of Assignment and Acceptance

                               INDEX OF SCHEDULES


Schedule A            Commitments

Schedule 1.1          Amendments to Schedule A

Schedule 4.5          Executive Offices and Principal Places of Business

Schedule 4.6          Litigation

Schedule 4.7          Material Contracts

Schedule 4.8          Consent and Approvals

Schedule 4.15         Environmental Disclosures

Schedule 6.1          Existing Liens

                                    EXHIBIT A

                            REVOLVING PROMISSORY NOTE
                                    [LENDER]

$____________________                               San Francisco, California
                                                    Date:  December __, 1998

         TEC ACQUISUB, Inc., a California corporation (the "Borrower"), FOR VALUE RECEIVED, hereby unconditionally promises to pay to the order of [LENDER] ("[__________________]"), in lawful money of the United States of America, the aggregate principal amount of [__________________]'s Pro Rata Share of all Loans outstanding under the Credit Agreement referred to below, payable in the amounts, on the dates and in the manner set forth below.

  This revolving promissory note (the "Note") is one of the Notes referred to in that certain Third Amended and Restated Warehousing Credit Agreement dated as of December 15, 1998 (as the same may from time to time be further amended, modified, supplemented, renewed, extended or restated, the "Credit Agreement"), by and among the Borrower, the banks, financial institutions and other institutional lenders from time to time party thereto and defined therein as Lenders (such entities, together with their respective successors and assigns being collectively referred to herein as "Lenders"), and FUNB in its capacity as Agent on behalf and for the benefit of Lenders ("Agent"). All capitalized terms used but not defined herein shall have the same meaning as given to them in the Credit Agreement.

         1. Principal Payments. Subject to the terms and conditions of the Credit Agreement, including, without limitation, terms relating to mandatory prepayments of principal (Section 2.2.3), the entire principal amount outstanding under each Loan shall be due and payable on the Maturity Date with respect to such Loan, with any and all unpaid and not previously due and payable principal amounts under the Loans being due and payable on the Commitment Termination Date.

         2. Interest Rate. The Borrower further promises to pay interest on the sum of the daily unpaid principal balance of all Loans outstanding on each day in lawful money of the United States of America, from the Closing Date until all such principal amounts shall have been repaid in full, which interest shall be payable at the rates per annum and on the dates determined pursuant to the Credit Agreement.

         3. Place of Payment. All amounts payable hereunder shall be payable to the Agent, on behalf of [__________________], at the office of First Union National Bank of North Carolina, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, Attention: Maria Ostrowski, or such other place of payment as may be specified by the Agent in writing.

         4. Application of Payments; Acceleration. Payments on this Note shall be applied in the manner set forth in the Credit Agreement. The Credit Agreement contains provisions for acceleration of the maturity of the Loans upon the occurrence of certain stated events and also provides for mandatory and optional prepayments of principal prior to the stated maturity on the terms and conditions therein specified.

         Each Advance made by [__________________] to the Borrower constituting [__________________]'s Pro Rata Share of a Loan pursuant to the Credit Agreement shall be recorded by [__________________] on its books and records. The failure of [__________________] to record any Advance or any repayment or prepayment made on account of the principal balance thereof shall not limit or otherwise affect the obligations of the Borrower under this Note and under the Credit Agreement to pay the principal, interest and other amounts due and payable hereunder and thereunder.

         5. Default. The Borrower's failure to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note on or within five (5) calendar days after the date the same becomes due and payable shall constitute a default under this Note. Upon the occurrence of a default hereunder or an Event of Default under the Credit Agreement, all unpaid principal, accrued interest and other amounts owing hereunder shall, at the option of Required Lenders, be immediately collectible by the Lenders and the Agent pursuant to the Credit Agreement and applicable law.

         6. Waivers. The Borrower waives presentment and demand for payment, notice of dishonor, protest and notice of protest of this Note, and shall pay all costs of collection when incurred by or on behalf of the Lenders, including, without limitation, reasonable attorneys' fees, costs and other expenses as provided in the Credit Agreement.

         7. Governing Law. This Note shall be governed by, and construed and enforced in accordance with, the laws of the State of California, excluding conflict of laws principles that would cause the application of laws of any other jurisdiction.

         8. Successors and Assigns. The provisions of this Note shall inure to the benefit of and be binding on any successor to the Borrower and shall extend to any holder hereof.


BORROWER                          TEC ACQUISUB, INC.,
                                  a California corporation

                                  By
                                     J. Michael Allgood
                                     Chief Financial Officer